Exhibit 99.3


                     BOANA MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective May 1, 2007, between Bank of America, National Association, as seller (the "Mortgage Loan Seller"), and GE Commercial Mortgage Corporation, as purchaser (the "Purchaser").

            The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans"), to GE Commercial Mortgage Corporation, Series 2007-C1 Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, as Servicer No. 1 with respect to all of the Mortgage Loans other than the 666 Fifth Avenue Mortgage Loan, the Skyline Portfolio Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan ("Servicer No. 1"), Bank of America, National Association, a national banking association, as Servicer No. 2 with respect to the 666 Fifth Avenue Mortgage Loan (in such capacity, "Servicer No. 2", and together with Servicer No.1, or as individually applicable, the "Servicer"), LNR Partners, Inc., a Florida corporation, as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., a national banking association, as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("DBS"), Barclays Capital Inc. ("BCI"), Bear, Stearns & Co. Inc. ("Bear") and Citigroup Global Markets Inc. ("Citi", and collectively with BAS, DBS, BCI and Bear, in such capacity the "Underwriters") pursuant to an underwriting agreement dated April 26, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated April 26, 2007 (the "Certificate Purchase Agreement") to BAS and DBS (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date).

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 8, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on May 1, 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $________, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Mortgage Loan Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Mortgage Loan Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to
Section 7 and the issuance of the Certificates, the Mortgage Loan Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of May 1, 2007, between the Mortgage Loan Seller and Servicer No. 1,
(ii) The Agreement to Appointment of Master Servicer dated as of May 8, 2007, among the Depositor, the Mortgage Loan Seller and Servicer No. 2, and (iii) the Servicing Rights Purchase and Sale Agreement dated as of May 8, 2007, between the Mortgage Loan Seller and Servicer No. 2. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Mortgage Loan Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Mortgage Loan Seller.

            On or prior to the Closing Date, the Mortgage Loan Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Mortgage Loan Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii), (iv), (v), (vi), (vii), (viii), (xi), (xxii) and
(xiii) of Exhibit B have been delivered to it, at the expense of the Mortgage Loan Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Assignment of Leases, referred to in clause (v) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Mortgage Loan Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Mortgage Loan Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Mortgage Loan Seller shall cause each such document to be duly recorded or filed. The Mortgage Loan Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Mortgage Loan Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

            (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (ix), (xvi) and (xxiii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clause (i) and copies with respect to clauses (ii), (ix), (xvi) and (xxiii)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the applicable Servicer.

            (c) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (vi), (vii),
(xi), and (xiii) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clauses (xi) and (xii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this
Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Mortgage Loan Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Mortgage Loan Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Mortgage Loan Seller that the purchase price referred to in Section 1 has been received by the Mortgage Loan Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xxiii) on Exhibit B, the applicable Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the applicable Servicer. The Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the applicable Servicer) in order for the applicable Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xix) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Mortgage Loan Seller shall take all reasonably necessary steps to enable the applicable Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the applicable Servicer and immediately remitting such funds (or causing such funds to be remitted) to the applicable Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver a power of attorney to each of the Servicers and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Mortgage Loan Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (d) As to each Mortgage Loan, the Mortgage Loan Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause (xii) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Mortgage Loan Seller's expense.

            (e) Except as provided below, all documents and records in the Mortgage Loan Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Mortgage Loan Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the applicable Servicer pursuant to a written agreement between such parties) be delivered by the Mortgage Loan Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Mortgage Loan Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Mortgage Loan Seller or its affiliates or Mortgage Loan Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Mortgage Loan Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the applicable Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Mortgage Loan Seller or its agent shall deliver a copy of the related Servicing File to the applicable Servicer.

            (f) Each of the Mortgage Loan Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (g) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Mortgage Loan Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Mortgage Loan Seller to Purchaser and not a pledge of the Mortgage Loans by Mortgage Loan Seller to Purchaser to secure a debt or other obligation of Mortgage Loan Seller.

            (h) It is further acknowledged and agreed by the Mortgage Loan Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the Indemnification Agreement dated as of April 26, 2007, among the Mortgage Loan Seller, the Depositor and the Underwriters (the "Bank of America Indemnification Agreement")) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under
Section 6 to the Purchaser in the event of a material Breach or a material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Mortgage Loan Seller hereunder in connection with a material Breach or a material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan Seller.

            (a) The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee (in each case, subject to the limitations on assignment described in Section 17 hereof), each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance of, and compliance with, the terms of this Agreement by the Mortgage Loan Seller, do not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vi) No litigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the Bank of America Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Mortgage Loan Seller and is not the result of an error by the Depositor or any Underwriter in the manipulation of, or calculations based upon, or any aggregation of (other than an aggregation made by the Mortgage Loan Seller) information contained in the Loan Detail, the information set forth in Time of Sale Information (as defined in the Bank of America Indemnification Agreement), the Memorandum (as defined in the Bank of America Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of Terms -- Relevant Parties and Dates --Sponsors," "-- Mortgage Loan Sellers," "--Originators," "Summary of Terms -- The Mortgage Pool," "Risk Factors," "The Sponsors and Mortgage Loan Sellers" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of (i) any Time of Sale Information, when read together with all other Time of Sale Information, and (ii) the Time of Sale Information, did not as of the Time of Sale (as defined in the Bank of America Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

            (c) Upon discovery by any of the Mortgage Loan Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Mortgage Loan Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the Servicers, the Special Servicer or the Trustee discovers or receives notice of a defect in any Mortgage File (a "Defect") or a breach of any representation or warranty set forth in, or required to be made with respect to a Mortgage Loan by the Mortgage Loan Seller pursuant to, the related Mortgage Loan Purchase Agreement (a "Breach"), which Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) affects the value of any Mortgage Loan or the interests of any Certificateholders therein, the Servicers, the Special Servicer or the Trustee, as applicable, shall give prompt written notice of such Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) to the Depositor, each Rating Agency, the Servicers, the Special Servicer, the Mortgage Loan Seller, the Trustee, the Directing Certificateholder, the holder of any Serviced Companion Loan and the applicable Servicer or the Special Servicer (in the case of Specially Serviced Mortgage Loans) shall request that the Mortgage Loan Seller, not later than the earlier of 90 days from the Mortgage Loan Seller's receipt of such notice or the Mortgage Loan Seller's discovery of such Breach, (i) cure such Defect or Breach, as the case may be, in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price or in conformity with the applicable Mortgage Loan Purchase Agreement or (iii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the applicable Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if such Breach and Defect is capable of being cured but not within such 90-day period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within such 90-day period, the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan) and provided, further, that with respect to such additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Rating Agencies, the applicable Servicer, the Special Servicer and the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Breach or Defect will be cured within the additional 90-day period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interest of Certificateholders therein, and such Mortgage Loan shall be repurchased no later than the earlier of 90 days from the Mortgage Loan Seller's receipt of a notice of such Defect or Breach or the Mortgage Loan Seller's discovery of such Breach or Defect. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price are to be deposited by wire transfer in the Certificate Account. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by the Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre (as sole collateral), mobile home park or fitness center (operated by the Mortgagor) property, then the failure to deliver to the Trustee copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a material Defect or material Breach.

            If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Mortgage Loan Seller as contemplated by this Section 6, then, prior to the subject repurchase, the Mortgage Loan Seller or its designee, as the case may be, shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until the Directing Certificateholder, if one is then acting, has consented in its sole discretion and the Trustee has received from the Mortgage Loan Seller, as the case may be, (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that such termination will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates or any Serviced Companion Loan Securities that are currently being rated by such Rating Agency; and provided, further, that the Mortgage Loan Seller, in the case of the related Mortgage Loans, may, at its option and within 30 days, purchase the entire subject Cross-Collateralized Group in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of
(i) determining the materiality of any Breach or Defect, as the case may be, and
(ii) the application of remedies, such Breach or Defect shall be treated as a Breach or Defect as to each Mortgage Loan in the Cross-Collateralized Group and such Cross-Collateralized Group shall be treated as a single Mortgage Loan. Solely for the purpose of complying with the REMIC Provisions, the Mortgagors of any Cross-Collateralized Group are intended third-party beneficiaries of a release of cross-collateralization that is permitted by the provisions of this paragraph, and the provisions of this paragraph may not be amended without the consent of all such Mortgagors, provided, however, that such Mortgagors shall not be third-party beneficiaries of any other provision of this Agreement and shall have no rights with respect to this Agreement except as set forth in this paragraph. In addition, the foregoing paragraph shall not impose any additional obligations on the Servicers or the Special Servicer with respect to any Mortgagors.

            (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 6, the Trustee, the Servicers (with respect to any such Mortgage Loan other than a Specially Serviced Mortgage Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Mortgage Loan) shall each tender to the Mortgage Loan Seller, upon delivery (i) to each of the Servicers or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Servicers or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by such Servicer or Special Servicer, as applicable, of its receipt of the Purchase Price executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned in the form of endorsement or assignment provided to the Trustee by the Mortgage Loan Seller, as the case may be, to the Mortgage Loan Seller in the same manner as provided in this
Section 6; provided, however, that the applicable Servicer or Special Servicer, as applicable, shall use reasonable efforts to cooperate in furnishing necessary information to the Mortgage Loan Seller in connection with such Mortgage Loan Seller's preparation of such endorsement or assignment.

            (c) This Section 6 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 6.

            (d) The Special Servicer shall, for the benefit of the Certificateholders and the Trustee (as holder of the Uncertificated Lower-Tier Interests, the Class A-MFL Regular Interest and the Class A-JFL Regular Interest), enforce the obligations of the Mortgage Loan Seller under this
Section 6. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in accordance with the Servicing Standard.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Mortgage Loan Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Mortgage Loan Seller shall have received the Mortgage Loan Purchase Price, and the Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as exhibits the articles of association and the By-Laws of the Mortgage Loan Seller;

            (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Mortgage Loan Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Mortgage Loan Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Mortgage Loan Seller, (b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Mortgage Loan Seller's pro rata portion of the aggregate of the following amounts (the Mortgage Loan Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off
Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement;
(iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the applicable Servicer;
(viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed c/o General Electric Capital Corporation, 280 Park Avenue, 8th Floor, New York, New York 10017, Attention: Anuj Gupta, Managing Director, facsimile no. (212) 716-8911, with a copy to David Martindale, facsimile no. (972) 728-7650 and with a copy to Patricia A. DeLuca, Esq., General Electric capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut 06927, facsimile no.
(203) 357-6768 (or such other address or facsimile number as may hereafter be furnished in writing by the Purchaser); and if (ii) to the Mortgage Loan Seller, c/o Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, fax number (704) 386-1094, with a copy to Paul E. Kurzeja, Esq., at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 and with a copy to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Mortgage Loan Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Mortgage Loan Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Mortgage Loan Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Mortgage Loan Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Mortgage Loan Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Mortgage Loan Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Mortgage Loan Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 6 and the Bank of America Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    GE COMMERCIAL MORTGAGE CORPORATION


                                    By: /s/ Nancy G. Tramutola
                                       -----------------------------------------
                                    Name:   Nancy G. Tramutola
                                         ---------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------



                                    BANK OF AMERICA,
                                    NATIONAL ASSOCIATION


                                    By: /s/ Stephen L. Hogue
                                       -----------------------------------------
                                    Name:   Stephen L. Hogue
                                         ---------------------------------------
                                    Title:  Principal
                                          --------------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GE Commercial Mortgage Corporation (the "Depositor") has filed a registration statement (including a prospectus) (SEC File no. 333-130174) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address: dg.propsectus_distribution@bofasecurities.com.

This free writing prospectus does not contain all information that is required to be included in a prospectus required to be filed as part of a registration statement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any conflicting information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus may be amended or supplemented. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the Certificates, until the underwriters have accepted your offer to purchase Certificates; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the Certificates will first be made. You are advised that Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and Certificates having the characteristics described in these materials. If a material change does occur with respect to such Certificates, our contract will terminate, by its terms, without any further obligation or liability between us (an "Automatic Termination"). If an Automatic Termination does occur, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

This free writing prospectus was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding the pool assets and structure, including payments, interest rates, weighted average lives and weighted average loan age, loss, spreads, market availability and other matters. The actual amount, rate or timing of payments on any of the underlying assets may be different, and sometimes materially different than anticipated, and therefore the pricing, payment or yield information regarding the Certificates may be different from the information provided herein. There can be no assurance that actual pricing will be completed at the indicated value(s). In addition, pricing of the Certificates may vary significantly from the information contained in this free writing prospectus as a result of various factors, including, without limitation, prevailing credit spreads, market positioning, financing costs, hedging costs and risk and use of capital and profi The pricing estimates contained herein may vary during the course of any particular day and from day to day. You should consult with your own accounting or other advisors as to the adequacy of the information in this free writing prospectus for your purposes.

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                      -----------------------------------

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES

                                                                           % of
                                                                           Initial Pool
Loan No.   Property Name (1)                                               Balance
--------   -------------------------------------------------------------   ------------
       4   Skyline Portfolio                                                       5.14%
     4.1   One Skyline Tower                                                       1.02%
     4.2   Seven Skyline Place                                                     0.76%
     4.3   Six Skyline Place                                                       0.62%
     4.4   Five Skyline Place                                                      0.60%
     4.5   One Skyline Place                                                       0.56%
     4.6   Four Skyline Place                                                      0.53%
     4.7   Two Skyline Place                                                       0.53%
     4.8   Three Skyline Place                                                     0.52%
       9   Pacific Shores                                                          4.20%
      13   111 Livingston Street                                                   2.02%
      19   Doubletree Irvine Spectrum                                              1.13%
      20   Piero Apartments                                                        1.02%
      25   5 Marine View Plaza                                                     0.75%
      31   Lebanon Plaza                                                           0.59%
      32   7700 Leesburg Pike                                                      0.57%
      40   Cypress Crossroads                                                      0.49%
      41   Clarion LaGuardia Airport Hotel                                         0.44%
      45   Backlick Plaza                                                          0.42%
      53   Ranch at City Park                                                      0.39%
      54   5th Avenue Station                                                      0.38%
      55   Rolling Hills Place                                                     0.37%
      59   Arcadis - BBL HQ                                                        0.36%
    59.1   Arcadis - BBL HQ - 6711 & 6723 Towpath Road                             0.32%
    59.2   Arcadis - BBL HQ - 8 South River Road                                   0.04%
      61   Matthews Plaza                                                          0.35%
      64   The Farrington                                                          0.34%
      67   Marsh Store 80                                                          0.32%
      83   Shoppes at Koch Park                                                    0.26%
Rollup     Shops at Stadium Towers and Hooters Crossed Portfolio                   0.24%
      88   Shops at Stadium Towers                                                 0.20%
      89   Shops at Stadium Towers Hooters                                         0.04%
      90   Cypress Center                                                          0.24%
      94   700-710 Pelham Parkway                                                  0.23%
      95   Chestnut Court Apartments                                               0.23%
      97   Mountain View Plaza                                                     0.22%
      98   Hilton Village Shopping Center and Hilton Village Office Park           0.22%
     100   Crane Building                                                          0.21%
     101   PetsMart/Staples                                                        0.21%
     102   Hampton Inn West                                                        0.20%
     109   Eugene Medical Office Building                                          0.19%
     115   229 Fabricante                                                          0.16%
     116   Marshall's Plaza                                                        0.16%
     117   Shops Under Target                                                      0.16%
     131   Owens Corning Industrial                                                0.14%
     132   Holiday Inn Select Wilmington-Brandywine                                0.13%
     134   Marsh Store 31                                                          0.13%
     141   Holiday Inn Express Six Flags                                           0.13%
     143   Premier Self Storage -Toa Baja                                          0.12%
     147   Cornerstone Center                                                      0.12%
     148   Mission Viejo Town Center Phase 4                                       0.12%
     149   Northstate Storage Portfolio Myrtle Beach                               0.12%
     155   The Stanley Works                                                       0.11%
     161   Chiodo Plaza                                                            0.11%
     162   Northstate Storage Portfolio Carolina Beach                             0.11%
     169   2301 & 2321 East Del Amo Boulevard                                      0.10%
     173   Walgreens Rogers                                                        0.09%
     188   Gower Gulch Center                                                      0.07%
     189   Marsh Store 71                                                          0.07%
     191   Northstate Storage Portfolio Mineral Springs                            0.07%
     192   Marsh Store 95                                                          0.06%
     193   Northstate Storage Portfolio Swansboro                                  0.06%
     196   631 & 645 Grant Avenue                                                  0.06%
     197   Walgreen's - Mundelein, IL                                              0.05%
     202   Mill Creek Professional Building                                        0.03%

                        % of Applicable                 Mortgage                   Cut-Off           General
           Loan Group   Loan Group         # of         Loan         Original      Date              Property
Loan No.   One or Two   Balance            Properties   Seller (2)   Balance ($)   Balance ($) (3)   Type
--------   ----------   ---------------    ----------   ----------   -----------   ---------------   ------------
       4            1              7.01%            8   BofA         203,400,000   203,400,000       Office
     4.1            1              1.39%            1   BofA          40,410,000   40,410,000        Office
     4.2            1              1.04%            1   BofA          30,240,000   30,240,000        Office
     4.3            1              0.85%            1   BofA          24,570,000   24,570,000        Office
     4.4            1              0.81%            1   BofA          23,610,000   23,610,000        Office
     4.5            1              0.76%            1   BofA          21,990,000   21,990,000        Office
     4.6            1              0.73%            1   BofA          21,150,000   21,150,000        Office
     4.7            1              0.72%            1   BofA          21,000,000   21,000,000        Office
     4.8            1              0.70%            1   BofA          20,430,000   20,430,000        Office
       9            1              5.72%            1   BofA         165,875,000   165,875,000       Office
      13            1              2.76%            1   BofA          80,000,000   80,000,000        Office
      19            1              1.53%            1   BofA          44,500,000   44,500,000        Hotel
      20            2              3.84%            1   BofA          40,400,000   40,400,000        Multifamily
      25            1              1.02%            1   BofA          29,500,000   29,500,000        Office
      31            1              0.80%            1   BofA          23,200,000   23,200,000        Retail
      32            1              0.78%            1   BofA          22,600,000   22,600,000        Office
      40            1              0.67%            1   BofA          19,400,000   19,400,000        Office
      41            1              0.60%            1   BofA          17,300,000   17,300,000        Hotel
      45            1              0.57%            1   BofA          16,560,000   16,560,000        Retail
      53            2              1.46%            1   BofA          15,367,510   15,367,510        Multifamily
      54            1              0.52%            1   BofA          15,000,000   15,000,000        Mixed Use
      55            2              1.40%            1   BofA          14,720,000   14,720,000        Multifamily
      59            1              0.49%            2   BofA          14,110,000   14,110,000        Office
    59.1            1              0.44%            1   BofA          12,656,000   12,656,000        Office
    59.2            1              0.05%            1   BofA           1,454,000   1,454,000         Office
      61            1              0.48%            1   BofA          14,000,000   13,952,651        Retail
      64            2              1.28%            1   BofA          13,500,000   13,500,000        Multifamily
      67            1              0.43%            1   BofA          12,552,032   12,489,566        Retail
      83            1              0.35%            1   BofA          10,200,000   10,200,000        Retail
Rollup              1              0.33%            2   BofA           9,625,000   9,567,787         Various
      88            1              0.28%            1   BofA           8,125,000   8,076,702         Retail
      89            1              0.05%            1   BofA           1,500,000   1,491,085         Other
      90            1              0.33%            1   BofA           9,516,000   9,516,000         Retail
      94            1              0.31%            1   BofA           9,000,000   9,000,000         Retail
      95            2              0.86%            1   BofA           9,000,000   9,000,000         Multifamily
      97            1              0.30%            1   BofA           8,700,000   8,700,000         Retail
      98            1              0.30%            1   BofA           8,600,000   8,600,000         Mixed Use
     100            1              0.29%            1   BofA           8,400,000   8,400,000         Office
     101            1              0.29%            1   BofA           8,300,000   8,300,000         Retail
     102            1              0.27%            1   BofA           7,900,000   7,874,421         Hotel
     109            1              0.26%            1   BofA           7,500,000   7,475,221         Office
     115            1              0.22%            1   BofA           6,500,000   6,487,501         Industrial
     116            1              0.22%            1   BofA           6,450,000   6,438,680         Retail
     117            1              0.22%            1   BofA           6,485,135   6,395,967         Retail
     131            1              0.19%            1   BofA           5,430,000   5,430,000         Industrial
     132            1              0.18%            1   BofA           5,350,000   5,335,321         Hotel
     134            1              0.18%            1   BofA           5,286,922   5,260,611         Retail
     141            1              0.17%            1   BofA           4,960,000   4,960,000         Hotel
     143            1              0.17%            1   BofA           4,904,000   4,904,000         Self Storage
     147            1              0.16%            1   BofA           4,650,000   4,645,256         Office
     148            1              0.16%            1   BofA           4,610,000   4,610,000         Retail
     149            1              0.16%            1   BofA           4,600,000   4,600,000         Self Storage
     155            1              0.15%            1   BofA           4,380,000   4,380,000         Industrial
     161            1              0.14%            1   BofA           4,200,000   4,195,612         Mixed Use
     162            1              0.14%            1   BofA           4,200,000   4,200,000         Self Storage
     169            1              0.14%            1   BofA           3,950,000   3,942,726         Industrial
     173            1              0.13%            1   BofA           3,700,000   3,696,020         Retail
     188            1              0.10%            1   BofA           2,800,000   2,791,117         Retail
     189            1              0.09%            1   BofA           2,687,660   2,674,285         Retail
     191            1              0.09%            1   BofA           2,600,000   2,600,000         Self Storage
     192            1              0.09%            1   BofA           2,526,798   2,514,223         Retail
     193            1              0.09%            1   BofA           2,500,000   2,500,000         Self Storage
     196            1              0.08%            1   BofA           2,200,000   2,193,154         Retail
     197            1              0.07%            1   BofA           2,150,000   2,142,957         Retail
     202            1              0.05%            1   BofA           1,386,000   1,381,317         Office

           Detailed                                                  Interest     Original
           Property                    Interest    Administrative    Accrual      Term to Maturity
Loan No.   Type                        Rate        Cost Rate         Basis        or APD (mos.)
--------   -------------------------   --------    --------------    ----------   ----------------
       4   Suburban                      5.7430%          0.02053%   Actual/360                120
     4.1   Suburban
     4.2   Suburban
     4.3   Suburban
     4.4   Suburban
     4.5   Suburban
     4.6   Suburban
     4.7   Suburban
     4.8   Suburban
       9   Suburban                      5.4770%          0.02053%   Actual/360                 60
      13   CBD                           5.8500%          0.06053%   Actual/360                120
      19   Full Service                  5.7820%          0.02053%   Actual/360                120
      20   Conventional                  5.5540%          0.02053%   Actual/360                 60
      25   CBD                           5.6040%          0.02053%   Actual/360                120
      31   Anchored                      5.6994%          0.02053%   Actual/360                120
      32   Suburban                      5.7020%          0.02053%   Actual/360                 60
      40   Suburban                      5.7550%          0.02053%   Actual/360                120
      41   Limited Service               6.5019%          0.02053%   Actual/360                 36
      45   Anchored                      5.5460%          0.02053%   Actual/360                120
      53   Conventional                  6.1880%          0.05053%   Actual/360                120
      54   Multifamily/Office/Retail     5.1850%          0.06053%   Actual/360                120
      55   Conventional                  5.7670%          0.05053%   Actual/360                120
      59   Suburban                      5.7920%          0.02053%   Actual/360                120
    59.1   Suburban
    59.2   Suburban
      61   Anchored                      5.6230%          0.02053%   Actual/360                120
      64   Conventional                  5.5010%          0.02053%   Actual/360                120
      67   Anchored                      5.8800%          0.05053%   Actual/360                120
      83   Anchored                      5.6220%          0.02053%   Actual/360                120
Rollup     Various                     Various            0.02053%   Actual/360                120
      88   Unanchored                    5.9440%          0.02053%   Actual/360                120
      89   Land                          5.9450%          0.02053%   Actual/360                120
      90   Shadow Anchored               5.5390%          0.07053%   30/360                    120
      94   Unanchored                    5.8160%          0.02053%   Actual/360                120
      95   Conventional                  5.8720%          0.02053%   Actual/360                120
      97   Anchored                      5.8130%          0.02053%   Actual/360                120
      98   Office/Retail                 5.2090%          0.02053%   Actual/360                 60
     100   CBD                           5.8100%          0.02053%   Actual/360                120
     101   Anchored                      5.8250%          0.02053%   Actual/360                120
     102   Limited Service               5.8780%          0.02053%   Actual/360                 60
     109   Medical Office                5.7600%          0.02053%   Actual/360                120
     115   Office/Warehouse              5.7730%          0.02053%   Actual/360                120
     116   Anchored                      6.1820%          0.02053%   Actual/360                120
     117   Shadow Anchored               5.5320%          0.02053%   Actual/360                125
     131   Distribution                  5.7350%          0.02053%   Actual/360                120
     132   Full Service                  5.9620%          0.02053%   Actual/360                 60
     134   Anchored                      5.8800%          0.05053%   Actual/360                120
     141   Limited Service               5.7730%          0.02053%   Actual/360                120
     143   Self Storage                  5.6730%          0.02053%   Actual/360                120
     147   Medical Office                5.8710%          0.02053%   Actual/360                120
     148   Shadow Anchored               6.0720%          0.02053%   Actual/360                120
     149   Self Storage                  5.8800%          0.02053%   Actual/360                120
     155   Office/Warehouse              6.3820%          0.02053%   Actual/360                120
     161   Office/Retail                 5.7460%          0.02053%   Actual/360                120
     162   Self Storage                  5.9750%          0.02053%   Actual/360                120
     169   Warehouse                     5.9680%          0.02053%   Actual/360                 60
     173   Anchored                      5.5920%          0.02053%   Actual/360                120
     188   Anchored                      5.9970%          0.02053%   Actual/360                120
     189   Anchored                      5.8800%          0.05053%   Actual/360                120
     191   Self Storage                  5.8080%          0.02053%   Actual/360                120
     192   Anchored                      5.8800%          0.05053%   Actual/360                120
     193   Self Storage                  5.9980%          0.02053%   Actual/360                120
     196   Unanchored                    6.1100%          0.02053%   Actual/360                120
     197   Anchored                      5.8100%          0.02053%   Actual/360                120
     202   Suburban                      5.6290%          0.02053%   Actual/360                120

           Stated Remaining   Original       Remaining      First       Maturity    Annual
           Term to Maturity   Amortization   Amortization   Payment     Date        Debt
Loan No.   or APD (mos.)      Term (mos.)    Term (mos.)    Date        or APD      Service ($) (4)
--------   ----------------   ------------   ------------   ---------   ---------   ---------------
       4                117              0              0   3/1/2007    2/1/2017      11,843,501.76
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9                 56              0              0   2/1/2007    1/1/2012       9,211,153.92
      13                116              0              0   2/1/2007    1/1/2017       4,745,000.04
      19                119            360            360   5/1/2007    4/1/2017       3,127,142.88
      20                 58              0              0   4/1/2007    3/1/2012       2,274,980.16
      25                117            360            360   3/1/2007    2/1/2017       2,033,132.52
      31                117              0              0   3/1/2007    2/1/2017       1,340,625.48
      32                 58              0              0   4/1/2007    3/1/2012       1,306,549.92
      40                116            360            360   2/1/2007    1/1/2017       1,359,297.12
      41                 33            360            360   3/1/2007    2/1/2010       1,312,428.96
      45                117              0              0   3/1/2007    2/1/2017         931,173.36
      53                109            360            360   7/1/2006    6/1/2016       1,128,019.20
      54                118              0              0   4/1/2007    3/1/2017         788,552.04
      55                116            360            360   2/1/2007    1/1/2017       1,032,731.52
      59                117            360            360   3/1/2007    2/1/2017         992,627.76
    59.1
    59.2
      61                117            360            357   3/1/2007    2/1/2017         966,890.64
      64                119            360            360   5/1/2007    4/1/2017         919,919.88
      67                115            360            355   1/1/2007    12/1/2016        891,481.56
      83                119            360            360   5/1/2007    4/1/2017         704,371.56
Rollup                  114            360            354   12/1/2006   11/1/2016        688,339.56
      88                114            360            354   12/1/2006   11/1/2016        581,056.08
      89                114            360            354   12/1/2006   11/1/2016        107,283.48
      90                117              0              0   3/1/2007    2/1/2017         527,091.24
      94                117              0              0   3/1/2007    2/1/2017         530,709.96
      95                117              0              0   3/1/2007    2/1/2017         535,820.04
      97                118              0              0   4/1/2007    3/1/2017         512,755.08
      98                 57              0              0   3/1/2007    2/1/2012         454,195.92
     100                120            360            360   6/1/2007    5/1/2017         592,089.12
     101                117              0              0   3/1/2007    2/1/2017         490,189.92
     102                 57            360            357   3/1/2007    2/1/2012         560,959.56
     109                117            360            357   3/1/2007    2/1/2017         525,787.44
     115                118            360            358   4/1/2007    3/1/2017         456,327.12
     116                118            360            358   4/1/2007    3/1/2017         473,147.28
     117                107            360            347   12/1/2005   4/1/2016         443,426.28
     131                118              0              0   4/1/2007    3/1/2017         315,735.60
     132                 58            300            298   4/1/2007    3/1/2012         412,151.52
     134                115            360            355   1/1/2007    12/1/2016        375,492.48
     141                117            360            360   3/1/2007    2/1/2017         348,212.76
     143                116            360            360   2/1/2007    1/1/2017         340,547.76
     147                119            360            359   5/1/2007    4/1/2017         329,935.44
     148                118            360            360   4/1/2007    3/1/2017         334,236.48
     149                118            360            360   4/1/2007    3/1/2017         326,705.28
     155                117              0              0   3/1/2007    2/1/2017         283,413.96
     161                119            360            359   5/1/2007    4/1/2017         293,992.68
     162                118            360            360   4/1/2007    3/1/2017         301,363.92
     169                 58            360            358   4/1/2007    3/1/2012         283,212.48
     173                119            360            359   5/1/2007    4/1/2017         254,667.12
     188                117            360            357   3/1/2007    2/1/2017         201,384.12
     189                115            360            355   1/1/2007    12/1/2016        190,885.32
     191                118            360            360   4/1/2007    3/1/2017         183,225.96
     192                115            360            355   1/1/2007    12/1/2016        179,460.48
     193                118            360            360   4/1/2007    3/1/2017         179,826.60
     196                117            360            357   3/1/2007    2/1/2017         160,153.20
     197                117            360            357   3/1/2007    2/1/2017         151,546.68
     202                117            360            357   3/1/2007    2/1/2017          95,785.20

           Monthly           Remaining                                   Crossed
           Debt              Interest Only                    APD        With
Loan No.   Service ($) (4)   Period (mos.)   Lockbox (5)      (Yes/No)   Other Loans
--------   ---------------   -------------   --------------   --------   --------------------
       4        986,958.48             117   Hard             No         No
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9        767,596.16              56   Hard             No         No
      13        395,416.67             116   Hard             No         No
      19        260,595.24              23   No               No         No
      20        189,581.68              58   No               No         No
      25        169,427.71              57   Hard             No         No
      31        111,718.79             117   No               No         No
      32        108,879.16              58   No               No         No
      40        113,274.76              32   No               No         No
      41        109,369.08              21   No               No         No
      45         77,597.78             117   No               No         No
      53         94,001.60              25   No               No         No
      54         65,712.67             118   No               No         No
      55         86,060.96              56   No               No         No
      59         82,718.98              57   No               No         No
    59.1
    59.2
      61         80,574.22               0   No               No         No
      64         76,659.99              59   No               No         No
      67         74,290.13               0   Hard             No         No
      83         58,697.63              59   No               No         No
Rollup           57,361.63               0   No               No         Yes - GECMC 2007-1 D
      88         48,421.34               0   No               No         Yes - GECMC 2007-1 D
      89          8,940.29               0   No               No         Yes - GECMC 2007-1 D
      90         43,924.27             117   No               No         No
      94         44,225.83             117   No               No         No
      95         44,651.67             117   No               No         No
      97         42,729.59             118   No               No         No
      98         37,849.66              57   No               No         No
     100         49,340.76               0   No               No         No
     101         40,849.16             117   No               No         No
     102         46,746.63               0   No               No         No
     109         43,815.62               0   No               No         No
     115         38,027.26               0   No               No         No
     116         39,428.94               0   No               No         No
     117         36,952.19               0   No               No         No
     131         26,311.30             118   Springing Hard   No         No
     132         34,345.96               0   No               No         No
     134         31,291.04               0   Hard             No         No
     141         29,017.73              21   No               No         No
     143         28,378.98              56   No               No         No
     147         27,494.62               0   No               No         No
     148         27,853.04              34   No               No         No
     149         27,225.44              46   No               No         No
     155         23,617.83             117   Springing Hard   No         No
     161         24,499.39               0   No               No         No
     162         25,113.66              46   No               No         No
     169         23,601.04               0   No               No         No
     173         21,222.26               0   No               No         No
     188         16,782.01               0   No               No         No
     189         15,907.11               0   Hard             No         No
     191         15,268.83              46   No               No         No
     192         14,955.04               0   Hard             No         No
     193         14,985.55              46   No               No         No
     196         13,346.10               0   No               No         No
     197         12,628.89               0   Hard             No         No
     202          7,982.10               0   No               No         No

                                                                                      Cut-Off
           Related                                 Grace    Payment   Appraised       Date LTV
Loan No.   Borrower         DSCR (4) (6) (7) (8)   Period   Date      Value ($) (9)   Ratio (7)
--------   --------------   --------------------   ------   -------   -------------   ---------
       4   No                               1.24        3         1     872,000,000       77.75%
     4.1                                                                170,000,000
     4.2                                                                129,000,000
     4.3                                                                105,000,000
     4.4                                                                103,000,000
     4.5                                                                 94,300,000
     4.6                                                                 91,300,000
     4.7                                                                 90,700,000
     4.8                                                                 88,700,000
       9   No                               1.65        0         1     603,400,000       54.98%
      13   No                               1.32        0         1     107,000,000       74.77%
      19   No                               1.36        5         1      60,500,000       73.55%
      20   No                               1.37        5         1      68,300,000       59.15%
      25   No                               1.15        5         1      42,400,000       69.58%
      31   No                               1.36        5         1      29,000,000       80.00%
      32   No                               1.12        5         1      28,300,000       79.86%
      40   No                               1.06        5         1      25,000,000       77.60%
      41   No                               1.31        0         1      22,565,000       76.67%
      45   No                               1.46        5         1      23,100,000       71.69%
      53   No                               1.20        5         1      21,250,000       72.32%
      54   No                               2.06        5         1      30,100,000       49.83%
      55   No                               1.16        5         1      18,400,000       80.00%
      59   No                               1.31        1         1      23,300,000       60.56%
    59.1                                                                 20,900,000
    59.2                                                                  2,400,000
      61   No                               1.11        5         1      17,500,000       79.73%
      64   No                               1.20        5         1      17,500,000       77.14%
      67   GECMC 2007-1 E                   1.33        5         1      17,480,000       71.45%
      83   No                               1.16        5         1      12,750,000       80.00%
Rollup     GECMC 2007-1 F                   1.26        5         1      16,200,000       59.06%
      88   GECMC 2007-1 F                   1.26        5         1      13,500,000       59.06%
      89   GECMC 2007-1 F                   1.26        5         1       2,700,000       59.06%
      90   No                               1.64       10         1      15,750,000       60.42%
      94   No                               1.21        5         1      12,600,000       71.43%
      95   No                               1.26        5         1      11,250,000       80.00%
      97   No                               1.39        5         1      11,600,000       75.00%
      98   No                               1.86        5         1      23,500,000       36.60%
     100   No                               1.45        5         1      11,600,000       72.41%
     101   GECMC 2007-1 F                   1.29        5         1      10,400,000       79.81%
     102   No                               1.39        5         1      10,400,000       75.72%
     109   No                               1.24        5         1      10,700,000       69.86%
     115   No                               1.25        5         1       9,000,000       72.08%
     116   No                               1.32        5         1       8,600,000       74.87%
     117   No                               1.20        5         1       8,500,000       75.25%
     131   No                               1.45        5         1       6,620,000       82.02%
     132   No                               1.44        5         1       8,700,000       61.33%
     134   GECMC 2007-1 E                   1.31        5         1       7,320,000       71.87%
     141   No                               1.92        5         1       6,200,000       80.00%
     143   No                               1.00        5         1       6,130,000       80.00%
     147   No                               1.25        5         1       5,900,000       78.73%
     148   GECMC 2007-1 F                   1.15        5         1       6,460,000       71.36%
     149   GECMC 2007-1 P                   1.05        5         1       5,750,000       80.00%
     155   No                               1.83        5         1       7,300,000       60.00%
     161   No                               1.21        5         1       5,400,000       77.70%
     162   GECMC 2007-1 P                   1.14        5         1       5,250,000       80.00%
     169   No                               1.21        5         1       5,500,000       71.69%
     173   No                               1.25        5         1       5,250,000       70.40%
     188   No                               2.35        5         1      11,100,000       25.15%
     189   GECMC 2007-1 E                   1.30        5         1       3,720,000       71.89%
     191   GECMC 2007-1 P                   1.47        5         1       3,715,000       69.99%
     192   GECMC 2007-1 E                   1.29        5         1       3,500,000       71.83%
     193   GECMC 2007-1 P                   1.12        5         1       3,125,000       80.00%
     196   No                               1.22        5         1       5,300,000       41.38%
     197   No                               1.35        5         1       3,640,000       58.87%
     202   No                               1.20        5         1       2,550,000       54.17%

           LTV
           Ratio at
Loan No.   Maturity/APD (7)                    Address                     City
--------   ----------------    --------------------------------------   ---------------------------
       4              77.75%     Various                                Falls Church
     4.1                         5107 Leesburg Pike                     Falls Church
     4.2                         5275 Leesburg Pike                     Falls Church
     4.3                         5109 Leesburg Pike                     Falls Church
     4.4                         5111 Leesburg Pike                     Falls Church
     4.5                         5205 Leesburg Pike                     Falls Church
     4.6                         5113 Leesburg Pike                     Falls Church
     4.7                         5203 Leesburg Pike                     Falls Church
     4.8                         5201 Leesburg Pike                     Falls Church
       9              54.98%     1100 - 2100 Seaport Boulevard          Redwood City
      13              74.77%     111 Livingston Street                  Brooklyn
      19              64.86%     90 Pacifica Avenue                     Irvine
      20              59.15%     616 St. Paul Avenue                    Los Angeles
      25              64.74%     38-40 First Street                     Hoboken
      31              80.00%     1301 Quentin Road                      Lebanon
      32              79.86%     7700 - 7704 Leesburg Pike              Falls Church
      40              69.78%     10833 Valley View Street               Cypress
      41              75.88%     9400 Ditmars Boulevard                 East Elmhurst
      45              71.69%     6981 Hechinger Drive                   Springfield
      53              65.59%     11900 City Park Central Lane           Houston
      54              49.83%     200 - 300 East 5th Avenue              Naperville
      55              74.61%     500 Rolling Hills Place                Lancaster
      59              56.50%     Various                                Various
    59.1                         6711 & 6723 Towpath Road               East Syracuse
    59.2                         8 South River Road                     Cranbury
      61              67.07%     11416 East Independence Boulevard      Matthews
      64              71.67%     2738 Roosevelt Boulevard               Clearwater
      67              60.69%     1960 East Greyhound Pass               Carmel
      83              74.45%     2109-2183 Charbonier Road              Florissant
  Rollup              50.30%     Various                                Anaheim
      88              50.30%     2430 Katella Avenue                    Anaheim
      89              50.30%     2438 Katella Avenue                    Anaheim
      90              60.42%     6848 - 6947 Katella                    Cypress
      94              71.43%     2190-2198 White Plains Road            Bronx
      95              80.00%     200 Middlesex Road                     Matawan
      97              75.00%     9705 and 9751 North Thornydale Road    Tucson
      98              36.60%     6045 North Scottsdale Road             Scottsdale
     100              61.09%     24th and Railroad Street               Pittsburgh
     101              79.81%     30511-30515 Avenida de las Flores      Rancho Santa Margarita
     102              70.94%     3800 West Kellogg Street               Wichita
     109              59.01%     74B Centennial Loop                    Eugene
     115              60.86%     229 Avenida Fabricante                 San Clemente
     116              63.97%     6925-6933 South Lindbergh Boulevard    St. Louis
     117              63.81%     21 Broad Street                        Stamford
     131              82.02%     2710 Laude Drive                       Rockford
     132              55.58%     630 Naamans Road                       Claymont
     134              61.04%     1013 Forest Avenue                     Marion
     141              70.52%     3500 Interstate Highway 10 West        Boerne
     143              74.51%     Carretera #2 KM 19.5                   Toa Baja
     147              66.60%     2300 Buffalo Road                      Rochester
     148              64.59%     28311 Marguerite Parkway               Mission Viejo
     149              73.47%     4630 Dick Pond Road                    Myrtle Beach
     155              60.00%     14670 Cumberland Road                  Noblesville
     161              65.48%     5992-5998 Steubenville Pike            Pittsburgh
     162              73.59%     5835 Carolina Beach Road               Wilmington
     169              67.17%     2301 & 2321 East Del Amo Boulevard     Compton
     173              59.05%     2503 West Pleasant Grove Road          Rogers
     188              21.39%     6130 West Sunset Boulevard             Los Angeles
     189              61.06%     1711 North Walnut Street               Hartford City
     191              64.20%     2015 Sherron Road                      Durham
     192              61.01%     1800 South Burlington Drive            Muncie
     193              73.62%     1044 Corbett Avenue                    Swansboro
     196              35.31%     631 & 645 Grant Avenue                 San Francisco
     197              49.80%     701 South Midlothian Road              Mundelein
     202              45.58%     805 164th Street Southeast             Mill Creek

                                                                      Net Rentable               Units
                                                Year      Year        Area Sq. Ft/Units/         of
Loan No.   County          State     Zip Code   Built     Renovated   Beds/Pads/Keys (10) (11)   Measure
--------   -------------   -------   --------   -------   ---------   ------------------------   -------
       4   Fairfax         VA           22041   Various                              2,566,783   Sq. Ft.
     4.1   Fairfax         VA           22041      1987                                473,350   Sq. Ft.
     4.2   Fairfax         VA           22041      2001                                402,824   Sq. Ft.
     4.3   Fairfax         VA           22041      1985                                308,533   Sq. Ft.
     4.4   Fairfax         VA           22041      1983                                298,468   Sq. Ft.
     4.5   Fairfax         VA           22041      1972                                275,492   Sq. Ft.
     4.6   Fairfax         VA           22041      1982                                267,651   Sq. Ft.
     4.7   Fairfax         VA           22041      1979                                270,679   Sq. Ft.
     4.8   Fairfax         VA           22041      1980                                269,786   Sq. Ft.
       9   San Mateo       CA           94063      2002                              1,224,326   Sq. Ft.
      13   Kings           NY           11201      1970        2001                    397,650   Sq. Ft.
      19   Orange          CA           92618      1999                                    252   Keys
      20   Los Angeles     CA           90017      2004                                    225   Units
      25   Hudson          NJ           07030      1979        2005                    126,571   Sq. Ft.
      31   Lebanon         PA           17042      1966        1993                    354,153   Sq. Ft.
      32   Fairfax         VA           22043      1977                                147,231   Sq. Ft.
      40   Orange          CA           90630      1987                                106,341   Sq. Ft.
      41   Queens          NY           11369      1956        2006                        169   Keys
      45   Fairfax         VA           22151      1970        2006                     85,932   Sq. Ft.
      53   Harris          TX           77047      2005                                    270   Units
      54   DuPage          IL           60563      1918        1986                        118   Units
      55   Dallas          TX           75146      1985                                    384   Units
      59   Various         Various   Various    Various                                123,076   Sq. Ft.
    59.1   Onondaga        NY           13057      1989                                110,328   Sq. Ft.
    59.2   Middlesex       NJ           08512      1992                                 12,748   Sq. Ft.
      61   Mecklenburg     NC           28105      1980        2005                    138,299   Sq. Ft.
      64   Pinellas        FL           33760      1974        2005                        224   Units
      67   Hamilton        IN           46033      1991                                 75,658   Sq. Ft.
      83   Saint Louis     MO           63031      1989                                 78,495   Sq. Ft.
Rollup     Orange          CA           92806   Various                                 22,538   Sq. Ft.
      88   Orange          CA           92806      2006                                 15,710   Sq. Ft.
      89   Orange          CA           92806      1993                                  6,828   Sq. Ft.
      90   Orange          CA           90630      1984                                 46,263   Sq. Ft.
      94   Bronx           NY           10462      1919        1997                     14,875   Sq. Ft.
      95   Monmouth        NJ           07747      1965        2006                        100   Units
      97   Pima            AZ           85742      1999                                 63,635   Sq. Ft.
      98   Maricopa        AZ           85250      1983                                 96,546   Sq. Ft.
     100   Allegheny       PA           15222      1920        2005                    121,693   Sq. Ft.
     101   Orange          CA           92688      2000                                 44,984   Sq. Ft.
     102   Sedgewick       KS           67213      1995                                    121   Keys
     109   Lane            OR           97401      1999        2006                     26,650   Sq. Ft.
     115   Orange          CA           92672      2006                                 37,728   Sq. Ft.
     116   St. Louis       MO           63125      1987        1996                    104,969   Sq. Ft.
     117   Fairfield       CT           06901      2004                                 16,000   Sq. Ft.
     131   Winnebago       IL           61109      1988                                170,064   Sq. Ft.
     132   New Castle      DE           19703      1974        2000                        189   Keys
     134   Grant           IN           46952      1960        2005                     48,455   Sq. Ft.
     141   Kendall         TX           78006      2001                                     62   Keys
     143   Toa Baja        PR           00951      1998                                 42,585   Sq. Ft.
     147   Monroe          NY           14624      1992                                 72,601   Sq. Ft.
     148   Orange          CA           92692      1980        2005                     13,651   Sq. Ft.
     149   Horry           SC           29588      1998                                 75,370   Sq. Ft.
     155   Hamilton        IN           46060      2006                                 60,000   Sq. Ft.
     161   Allegheny       PA           15205      1975        2003                     38,623   Sq. Ft.
     162   New Hanover     NC           28412      1998                                 79,725   Sq. Ft.
     169   Los Angeles     CA           90220      1969                                 45,494   Sq. Ft.
     173   Benton          AR           72758      2006                                 14,820   Sq. Ft.
     188   Los Angeles     CA           90028      1976                                 35,518   Sq. Ft.
     189   Blackford       IN           47348      1962                                 28,350   Sq. Ft.
     191   Durham          NC           27703      2000                                 41,675   Sq. Ft.
     192   Delaware        IN           47302      1973                                 28,056   Sq. Ft.
     193   Onslow          NC           28584      1985        2002                     52,923   Sq. Ft.
     196   San Francisco   CA           94108      1908        2007                     18,900   Sq. Ft.
     197   Lake            IL           60060      1999                                 13,905   Sq. Ft.
     202   Snohomish       WA           98012      1987        2007                     10,883   Sq. Ft.

           Loan per Net             Prepayment
           Rentable Area            Provisions
Loan No.   Sq. Ft./Units ($) (10)   (# of payments)               Loan No.
--------   ----------------------   ---------------------------   --------
       4                      264   L(27),D(88),O(5)                     4
     4.1                      285                                      4.1
     4.2                      250                                      4.2
     4.3                      265                                      4.3
     4.4                      264                                      4.4
     4.5                      266                                      4.5
     4.6                      263                                      4.6
     4.7                      259                                      4.7
     4.8                      252                                      4.8
       9                      271   L(24),YM1(29),O(7)                   9
      13                      201   L(28),D(88),O(4)                    13
      19                  176,587   L(25),D(90),O(5)                    19
      20                  179,556   L(26),D(31),O(3)                    20
      25                      233   L(27),D(88),O(5)                    25
      31                       66   L(27),D(90),O(3)                    31
      32                      154   L(26),D(30),O(4)                    32
      40                      182   L(28),D(89),O(3)                    40
      41                  102,367   L(12),YM1(20),O(4)                  41
      45                      193   L(36),YM1(80),O(4)                  45
      53                   56,917   L(35),D(82),O(3)                    53
      54                  127,119   L(26),D(91),O(3)                    54
      55                   38,333   L(28),D(88),O(4)                    55
      59                      115   L(27),D(91),O(2)                    59
    59.1                      115                                     59.1
    59.2                      114                                     59.2
      61                      101   L(27),D(90),O(3)                    61
      64                   60,268   L(25),D(92),O(3)                    64
      67                      165   L(29),D(88),O(3)                    67
      83                      130   L(25),D(91),O(4)                    83
Rollup                        425   L(30),D(86),O(4)              Rollup
      88                      425   L(30),D(86),O(4)                    88
      89                      425   L(30),D(86),O(4)                    89
      90                      206   L(24),YM1(92),O(4)                  90
      94                      605   L(27),D(89),O(4)                    94
      95                   90,000   L(27),D(90),O(3)                    95
      97                      137   L(36),YM1(81),O(3)                  97
      98                       89   YM1(27),DorYM1(27),O(6)             98
     100                       69   L(24),D(93),O(3)                   100
     101                      185   L(27),D(89),O(4)                   101
     102                   65,078   L(27),D(29),O(4)                   102
     109                      280   L(27),D(90),O(3)                   109
     115                      172   L(26),D(91),O(3)                   115
     116                       61   L(26),D(91),O(3)                   116
     117                      400   L(42),D(80),O(3)                   117
     131                       32   L(26),D(91),O(3)                   131
     132                   28,229   L(26),D(30),O(4)                   132
     134                      109   L(29),D(88),O(3)                   134
     141                   80,000   L(27),D(90),O(3)                   141
     143                      115   L(28),D(89),O(3)                   143
     147                       64   L(35),YM1(81),O(4)                 147
     148                      338   L(26),D(90),O(4)                   148
     149                       61   L(26),D(91),O(3)                   149
     155                       73   L(27),D(77),O(16)                  155
     161                      109   L(25),D(92),O(3)                   161
     162                       53   L(26),D(91),O(3)                   162
     169                       87   L(26),D(27),O(7)                   169
     173                      249   L(25),D(92),O(3)                   173
     188                       79   L(27),D(21),DorYM1(69),O(3)        188
     189                       94   L(29),D(88),O(3)                   189
     191                       62   L(26),D(91),O(3)                   191
     192                       90   L(29),D(88),O(3)                   192
     193                       47   L(26),D(91),O(3)                   193
     196                      116   L(27),D(90),O(3)                   196
     197                      154   L(27),D(90),O(3)                   197
     202                      127   L(27),D(90),O(3)                   202

                                                                           Third                                         Third Most
                                                                           Most Recent                                   Recent NOI
Loan No.   Property Name                                                   NOI ($)                                       Date
--------   -------------------------------------------------------------   -------------------------------------------   ----------
       4   Skyline Portfolio                                                                                42,996,081   12/31/2004
     4.1   One Skyline Tower
     4.2   Seven Skyline Place
     4.3   Six Skyline Place
     4.4   Five Skyline Place
     4.5   One Skyline Place
     4.6   Four Skyline Place
     4.7   Two Skyline Place
     4.8   Three Skyline Place
       9   Pacific Shores
      13   111 Livingston Street                                                                             7,560,803   12/31/2004
      19   Doubletree Irvine Spectrum                                                                        3,611,804   12/31/2004
      20   Piero Apartments
      25   5 Marine View Plaza                                                                               2,840,337   12/31/2004
      31   Lebanon Plaza
      32   7700 Leesburg Pike
      40   Cypress Crossroads
      41   Clarion LaGuardia Airport Hotel                                                                   1,073,888   12/31/2004
      45   Backlick Plaza                                                                                      684,122   12/31/2004
      53   Ranch at City Park
      54   5th Avenue Station                                                                                1,895,980   12/31/2004
      55   Rolling Hills Place                                                                               1,017,768   12/31/2004
      59   Arcadis - BBL HQ
                                                                    59.1   Arcadis - BBL HQ - 6711 & 6723 Towpath Road
                                                                    59.2   Arcadis - BBL HQ - 8 South River Road
      61   Matthews Plaza
      64   The Farrington
      67   Marsh Store 80
      83   Shoppes at Koch Park
Rollup     Shops at Stadium Towers and Hooters Crossed Portfolio
      88   Shops at Stadium Towers
      89   Shops at Stadium Towers Hooters
      90   Cypress Center                                                                                      853,865   12/31/2004
      94   700-710 Pelham Parkway
      95   Chestnut Court Apartments
      97   Mountain View Plaza                                                                                 747,135   12/31/2004
      98   Hilton Village Shopping Center and Hilton Village Office Park                                     1,745,939   12/31/2004
     100   Crane Building                                                                                      731,316   12/31/2004
     101   PetsMart/Staples
     102   Hampton Inn West                                                                                    728,301   12/31/2004
     109   Eugene Medical Office Building
     115   229 Fabricante
     116   Marshall's Plaza                                                                                    534,658   12/31/2004
     117   Shops Under Target
     131   Owens Corning Industrial
     132   Holiday Inn Select Wilmington-Brandywine                                                            891,740   12/31/2004
     134   Marsh Store 31
     141   Holiday Inn Express Six Flags
     143   Premier Self Storage -Toa Baja                                                                      250,531   11/30/2004
     147   Cornerstone Center                                                                                  526,661   12/31/2004
     148   Mission Viejo Town Center Phase 4
     149   Northstate Storage Portfolio Myrtle Beach                                                           201,041   12/31/2004
     155   The Stanley Works
     161   Chiodo Plaza                                                                                        310,791   12/31/2004
     162   Northstate Storage Portfolio Carolina Beach                                                         294,610   12/31/2004
     169   2301 & 2321 East Del Amo Boulevard
     173   Walgreens Rogers
     188   Gower Gulch Center                                                                                  560,676   12/31/2004
     189   Marsh Store 71
     191   Northstate Storage Portfolio Mineral Springs                                                        214,352   12/31/2004
     192   Marsh Store 95
     193   Northstate Storage Portfolio Swansboro                                                              153,190   12/31/2004
     196   631 & 645 Grant Avenue
     197   Walgreen's - Mundelein, IL
     202   Mill Creek Professional Building                                                                    124,225   12/31/2004

           Second        Second Most                 Most Recent
           Most Recent   Recent NOI    Most Recent   NOI                      Underwritten   Underwritten
Loan No.   NOI ($)       Date          NOI ($)       Date                     NOI ($)        Revenue ($)
--------   -----------   -----------   -----------   ----------------------   ------------   ------------
       4    46,163,503   12/31/2005     48,490,190   6/30/2006                  52,997,481     67,712,528
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9                                31,875,811                                             57,312,389
      13     7,373,516   12/31/2005      7,379,953   Ann. 9/30/2006              6,740,572     13,087,178
      19     4,278,731   12/31/2005      4,793,500   T-12 11/30/2006             4,711,979      9,108,636
      20     3,040,369   12/31/2005      2,770,027   12/31/2006                  3,164,394      4,737,027
      25     2,909,976   12/31/2005      3,245,533   Ann. 10/31/2006             2,686,911      4,781,387
      31     1,429,425   12/31/2005      1,185,728   Ann. 8/31/2006              1,932,783      2,751,109
      32     1,530,660   12/31/2005      1,818,682   Ann. 11/30/2006             1,713,798      3,383,233
      40                                 1,295,831   Ann. 8/31/2006              1,624,663      2,561,254
      41     1,827,047   12/31/2005      1,870,751   T-12 9/30/2006              1,969,001      5,816,957
      45       479,847   12/31/2005        662,040   Ann. 10/31/2006             1,425,254      1,943,471
      53       494,772   12/31/2005      1,046,563   T-12 5/30/2006              1,407,623      2,382,550
      54     1,814,281   12/31/2005      2,111,460   12/31/2006                  1,800,449      3,743,769
      55     1,034,084   12/31/2005      1,230,701   T-12 11/30/2006             1,301,363      2,538,456
      59                                 1,376,098                                              2,474,333
    59.1
    59.2
      61       120,574   12/31/2005        735,874   12/31/2006                  1,160,840      1,652,869
      64                                 1,931,246   T-12 2/28/2007              1,160,348      1,931,022
      67                                 1,267,365                                              1,334,068
      83                                   874,976                                              1,211,629
Rollup                                                                             891,126      1,144,308
      88                                   756,460                                                963,573
      89                                   138,465   Ann. 8/1/2006                 134,666        180,735
      90       847,329   12/31/2005        838,814   Ann. 11/30/2006               912,400      1,370,295
      94                                                                           669,745        982,483
      95                                   721,582   12/31/2005                    694,221      1,182,750
      97       699,967   12/31/2005        687,559   Ann. 11/30/2006               739,769      1,151,589
      98     2,004,169   12/31/2005      1,936,003   Ann. 10/31/2006             1,073,947      3,343,081
     100       736,758   12/31/2005        695,541   12/31/2006                  1,040,954      1,967,736
     101                                   703,224   Ann. 1/31/2006                654,337        998,994
     102       817,714   12/31/2005      1,059,293   T-12 10/31/2006               893,155      2,874,903
     109                                   436,891   8 mos. Ann. 12/31/2006        694,264      1,007,690
     115                                   586,989                                                659,187
     116       578,590   12/31/2005        642,243   12/31/2006                    688,780      1,193,236
     117                                                                           544,678        689,179
     131                                   363,075   4 Mos Ann. 12/31/2006         485,096        549,996
     132     1,073,059   12/31/2005      1,020,490   T-12 11/30/2006               842,424      4,235,752
     134                                   533,815                                                561,910
     141       884,905   12/31/2005        898,353   T-12 11/30/2006               737,576      1,725,920
     143       345,390   11/30/2005        539,097   T-12 10/31/2006               344,798        492,306
     147       567,378   12/31/2005        534,610   Ann. 11/30/2006               496,171      1,126,447
     148                                   396,241                                                511,890
     149       252,364   12/31/2005        314,561   T-12 1/31/2007                357,924        499,941
     155                                   540,206                                                680,484
     161       445,187   12/31/2005        497,681   12/31/2006                    395,331        638,722
     162       342,973   12/31/2005        338,468   12/31/2006                    355,544        514,727
     169                                   377,668                                                473,034
     173                                   320,460                                                327,000
     188       668,754   12/31/2005        510,267   Ann. 7/31/2006                519,078        962,997
     189                                   271,370                                                285,653
     191       208,644   12/31/2005        249,947   12/31/2006                    274,971        387,398
     192                                   255,128                                                268,556
     193       177,562   12/31/2005        189,311   T-12 1/31/2007                209,506        319,861
     196       241,786   12/31/2005        246,300   Ann. 3/31/2007                205,383        256,620
     197                                   215,026                                                230,962
     202       139,536   12/31/2005        150,555   Ann. 8/31/2006                128,941        225,058

           Underwritten   Underwritten   Underwritten   Underwritten   Underwritten
Loan No.   EGI ($)        Expenses ($)   Reserves ($)   TI/LC ($)      Net Cash Flow ($)
--------   ------------   ------------   ------------   ------------   -----------------
       4     75,552,345     22,554,864        511,418      3,371,677          49,114,387
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9     48,009,459     16,133,648        244,865      1,241,801          30,389,145
      13     12,452,115      5,711,543         79,530        387,470           6,273,572
      19     11,420,449      6,708,470        456,818      4,255,161
      20      4,988,027      1,823,633         53,640      3,110,754
      25      4,088,278      1,401,367         25,504        324,733           2,336,674
      31      2,646,168        713,385         47,811         63,959           1,821,013
      32      3,021,076      1,307,278         26,291        224,715           1,462,791
      40      2,356,354        731,691         22,332        163,536           1,438,796
      41      6,375,957      4,406,956        255,038      1,713,963
      45      1,846,298        421,044         22,700         41,590           1,360,963
      53      2,643,999      1,236,376         54,000      1,353,623
      54      3,456,279      1,655,830         58,452        118,774           1,623,222
      55      2,758,656      1,457,293        108,256      1,193,107
      59      2,350,616        974,518         18,461         54,727           1,302,909
    59.1
    59.2

      61      1,570,225        409,386         13,830         69,791           1,077,219
      64      2,151,022        990,674         56,429      1,103,919
      67      1,267,365         18,915         58,399      1,190,051
      83      1,115,923        240,947         13,083         41,741             820,153
Rollup        1,087,093        195,967          2,357         20,048             868,722
      88        915,395        158,935          2,357         20,048             734,056
      89        171,698         37,032        134,666
      90      1,239,420        327,021         14,072         35,987             862,341
      94        933,359        263,614          2,975         25,061             641,709
      95      1,258,070        563,849         20,000        674,221
      97      1,068,834        329,065          9,545         19,625             710,600
      98      3,164,620      2,090,673         59,583        168,572             845,792
     100      1,807,345        766,391         21,296        160,598             859,060
     101        949,045        294,708          4,498         19,840             629,998
     102      2,899,852      2,006,697        115,994        777,161
     109        906,991        212,728          3,998         37,429             652,837
     115        626,227         39,238          3,773         13,956             569,260
     116      1,120,991        432,211         26,242         38,356             624,182
     117        654,720        110,042          1,600         10,497             532,581
     131        494,996          9,900          5,102         23,237             456,757
     132      6,198,438      5,356,013        247,938        594,487
     134        533,815         11,956         29,388        492,471
     141      1,750,920      1,013,344         70,036        667,539
     143        539,141        194,343          4,081        340,717
     147        939,185        443,014          7,260         75,918             412,994
     148        486,296         90,054          2,368          9,500             384,373
     149        558,941        201,018         13,776        344,148
     155        673,679        133,474          9,800         10,356             520,050
     161        590,162        194,831          5,793         33,410             356,128
     162        552,727        197,183         11,959        343,585
     169        449,382         71,715          6,824         28,866             341,978
     173        327,000          6,540          1,482        318,978
     188        914,848        395,769         26,639         18,631             473,809
     189        271,370          7,088         16,045        248,238
     191        414,398        139,427          6,251        268,720
     192        255,128          7,134         15,884        232,110
     193        342,480        132,974          7,938        201,568
     196        243,789         38,406          3,780          6,142             195,462
     197        219,414          4,388          2,086          7,707             205,232
     202        213,805         84,865          2,830         11,067             115,044

Loan No.   Largest Tenant                                  SF        Expiration
--------   ---------------------------------------------   -------   ----------
       4
     4.1   GS-11B-00118 - SS/OHA                           283,072   9/30/2009
     4.2   GSA - DISA                                      402,824   9/16/2011
     4.3   GS-11B-01710-Army Surgeon                       175,403   8/14/2014
     4.4   GS-11B-80523 - DISA/Medical Group                53,539   4/5/2008
     4.5   GS-11B-01590 - IRS                               48,357   7/31/2007
     4.6   Science Applications International               47,871   11/30/2010
     4.7   Science Applications International               70,948   12/25/2011
     4.8   GS-11B-70346 - DOD/DOJ                           43,121   10/8/2007
       9   Informatica Corp.                               290,305   7/14/2013
      13   Office of Temporary and Disability Assistance    82,280   5/31/2010
      19
      20
      25   The Applied Companies                            16,602   4/1/2008
      31   Sears                                            98,186   1/11/2011
      32   Public Interest Communications                   12,048   9/30/2008
      40   Siemens Real Estate                              37,410   4/30/2013
      41
      45   el Grande International Market                   49,582   9/30/2021
      53
      54   The School of Performing Arts                    12,695   7/1/2008
      55
      59
    59.1   Arcadis - East Syracuse, NY                     110,328   1/15/2017
    59.2   Arcadis - Cranbury, NJ                           12,748   1/15/2017
      61   Ashley Furniture                                 80,276   10/31/2020
      64
      67   Marsh Supermarket                                75,658   10/31/2026
      83   Shop 'N Save                                     53,410   2/27/2025
Rollup
      88   Comerica Bank                                     3,294   8/31/2016
      89   Hooters                                           6,828   3/7/2014
      90   Dollar Tree Stores                                8,449   3/31/2011
      94   Bank of America                                   3,900   5/1/2010
      95
      97   Safeway                                          42,678   2/9/2019
      98   Bank One (JP Morgan Chase)                       11,012   2/28/2012
     100   S/D Engineers                                    22,384   5/31/2012
     101   Staples, Inc.                                    23,584   9/30/2015
     102
     109   Neurosurgery Investments                         11,592   4/30/2016
     115   Cameron Health, Inc.                             37,728   11/30/2016
     116   JC Penneys                                       55,166   6/30/2016
     117   Houlihans Restaurant                              5,795   12/31/2025
     131   Owens Corning                                   170,064   12/31/2016
     132
     134   Marsh Supermarket                                48,455   10/31/2026
     141
     143
     147   Park Ridge Hospital                              25,513   11/30/2007
     148   IndyMac Bancorp, Inc.                             4,119   10/31/2013
     149
     155   The Stanley Works                                60,000   12/31/2016
     161   Bronze Hood Lounge                                3,931   10/31/2014
     162
     169   Rhinotek Computer Products, Inc                  45,494   5/3/2011
     173   Walgreen's                                       14,820   5/31/2031
     188   Rite Aid                                         16,500   5/31/2017
     189   Marsh Supermarket                                28,350   10/31/2026
     191
     192   Marsh Supermarket                                28,056   10/31/2026
     193
     196   Far East Cafe                                    14,050   10/31/2015
     197   Walgreen's                                       13,905   6/30/2019
     202   Guardian Family Care, Inc.                        3,678   4/30/2009

                                                        Lease
Loan No.   2nd Largest Tenant                 SF        Expiration
--------   --------------------------------   -------   ---------------
       4
     4.1   GS-11B-01759 - Dept. of Justice    163,565   9/15/2015
     4.2
     4.3   Axiom Resource Management Inc.      32,818   3/31/2007 (MTM)
     4.4   GS-11B-01545 - SSA                  47,467   8/14/2007
     4.5   GS-11B-01633 - DOD                  29,229   9/12/2007
     4.6   Northrop Grumman Defense            42,888   6/30/2007
     4.7   SRA International Inc.              43,638   6/30/2009
     4.8   Jacer Corporation                   30,048   1/31/2011
       9   Nuance Communications              141,180   7/31/2012
      13   Legal Aid Society                   82,000   11/30/2017
      19
      20
      25   Andover Brokerage LLC               14,762   1/1/2011
      31   Kohl's (Ground Lease)               88,408   1/31/2025
      32   Campaign Mail & Data                11,942   12/31/2011
      40   Ford Motor Credit                   19,718   3/31/2010
      41
      45   Positive Image                       3,500   5/31/2009
      53
      54   Efficient Capital Management         5,083   10/1/2007
      55
      59
    59.1
    59.2
      61   Sofa Express                        27,628   8/31/2011
      64
      67
      83   Deaver's Restaurant & Sports Bar     4,994   6/14/2008
Rollup
      88   California Pizza Kitchen             2,956   8/31/2016
      89
      90   Carl's Jr.                           4,003   11/12/2010
      94   The Avenue                           3,600   1/1/2008
      95
      97   Blockbuster Video                    4,300   3/31/2009
      98   Wells Fargo Bank                     7,650   4/30/2012
     100   Electronics for Imaging, Inc.       22,243   9/30/2010
     101   PetsMart, Inc.                      21,400   1/31/2019
     102
     109   Northwest Neurospine Institute       8,766   6/30/2016
     115
     116   Marshall's                          27,306   1/31/2009
     117   Citibank                             4,545   12/31/2020
     131
     132
     134
     141
     143
     147   Dormitory Authority of NY            5,500   7/31/2010
     148   TD Waterhouse Investor Services      3,950   8/31/2016
     149
     155
     161   Eagle Physical Therapy               2,877   10/31/2007
     162
     169
     173
     188   Amagi Japan                          4,800   1/31/2007 (MTM)
     189
     191
     192
     193
     196   Old Shanghai                         4,850   12/31/2013
     197
     202   Caring Family Dentistry              3,159   9/18/2008

                                                          Lease             Occupancy         Occupancy
Loan No.   3rd Largest Tenant                   SF        Expiration        Rate (12) (13)    As-of Date
--------   ----------------------------------   -------   ---------------   --------------    ----------
       4                                                                              97.1%   1/16/2007
     4.1   GS-11B-01492 - SSA                     6,725   9/30/2007                   95.8%   1/16/2007
     4.2                                                                             100.0%   1/16/2007
     4.3   Anteon Corporation                    20,852   12/31/2010                  97.4%   1/16/2007
     4.4   Science Applications International    34,792   8/31/2008                   96.4%   1/16/2007
     4.5   Northrop Grumman Defense              17,555   5/31/2007                   90.0%   1/16/2007
     4.6   EDS Information Services, LLC         32,626   12/31/2008                  98.8%   1/16/2007
     4.7   Kalman & Company                      19,299   1/31/2009                   97.9%   1/16/2007
     4.8   Booz Allen & Hamilton, Inc.           27,867   3/31/2007 (MTM)            100.0%   1/16/2007
       9   Dreamworks, LLC                      119,730   7/31/2012                   69.6%   4/1/2007
      13   Workers' Compensation Board           50,225   3/31/2011                   96.6%   12/26/2006
      19                                                                              75.6%   11/30/2006
      20                                                                              92.9%   2/28/2007
      25   Remi Companies                         8,711   10/31/2016                  94.1%   1/3/2007
      31   T.J. Maxx                             28,000   5/31/2014                   94.7%   1/31/2007
      32   C2 Media.com Inc                       8,646   8/31/2008                   87.8%   1/20/2007
      40   Right Away Mortgage                   11,722   10/31/2010                  95.4%   12/31/2006
      41                                                                              72.4%   9/30/2006
      45   Phuoc Hoa Market                       3,200   11/30/2009                 100.0%   12/1/2006
      53                                                                              91.9%   2/14/2007
      54   Tanarama                               4,955   8/1/2010                    96.6%   1/31/2007
      55                                                                              94.0%   12/6/2006
      59                                                                             100.0%   4/1/2007
    59.1                                                                             100.0%   4/1/2007
    59.2                                                                             100.0%   4/1/2007
      61   Game World, Inc                        9,659   6/30/2016                   98.7%   1/10/2007
      64                                                                              98.7%   2/1/2007
      67                                                                             100.0%   4/1/2007
      83   Dr. Stephen Knapp                      3,953   4/5/2010                    94.9%   1/25/2007
Rollup                                                                               100.0%   Various
      88   Rubio's                                2,493   8/31/2016                  100.0%   8/1/2006
      89                                                                             100.0%   4/1/2007
      90   Nancy's Hallmark                       3,200   4/30/2012                   91.1%   1/23/2007
      94   WPR Sportswear                         2,475   3/1/2015                   100.0%   12/19/2006
      95                                                                              99.0%   12/22/2006
      97   Sushi Tran Restaurant                  2,310   8/31/2009                   94.8%   2/5/2007
      98   Houston's                              7,302   12/31/2008                  88.9%   12/31/2006
     100   SSPC Office                           17,153   1/31/2011                   99.3%   3/29/2007
     101                                                                             100.0%   1/2/2007
     102                                                                              70.6%   10/31/2006
     109   Orthopedic Spine Associates            3,363   12/31/2016                  90.5%   1/9/2007
     115                                                                             100.0%   4/1/2007
     116   Tuesday Morning                        8,137   1/15/2011                   95.8%   2/16/2007
     117   FD Rich                                4,345   12/31/2020                 100.0%   9/13/2005
     131                                                                             100.0%   4/1/2007
     132                                                                              64.4%   11/30/2006
     134                                                                             100.0%   4/1/2007
     141                                                                              76.9%   11/30/2006
     143                                                                              75.6%   12/8/2006
     147   Wells Fargo                            4,287   10/31/2007                  79.3%   2/15/2007
     148   Red Persimmon Nail Spa                 1,100   1/31/2017                   94.9%   2/14/2007
     149                                                                              71.3%   1/31/2007
     155                                                                             100.0%   4/1/2007
     161   Elite Runners & Walkers                2,780   4/30/2013                   96.1%   2/22/2007
     162                                                                              73.0%   1/31/2007
     169                                                                             100.0%   4/1/2007
     173                                                                             100.0%   4/1/2007
     188   Denny's                                4,794   12/31/2012                 100.0%   1/8/2007
     189                                                                             100.0%   4/1/2007
     191                                                                              85.7%   1/31/2007
     192                                                                             100.0%   4/1/2007
     193                                                                              91.4%   1/31/2007
     196                                                                             100.0%   1/5/2007
     197                                                                             100.0%   4/1/2007
     202   Washington & Idaho Laborers            1,958   3/1/2009                   100.0%   1/10/2007

           Upfront        Monthly                                                                  Upfront
           Replacement    Replacement    Upfront     Monthly     Monthly Tax   Monthly Insurance   Engineering
Loan No.   Reserves ($)   Reserves ($)   TI/LC ($)   TI/LC ($)   Escrow ($)    Escrow ($)          Reserve ($)
--------   ------------   ------------   ---------   ---------   -----------   -----------------   -----------
       4
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9                                   466,115     102,027       474,554
      13                         6,681                               134,498
      19        475,000                                               29,279
      20                         4,380                                37,500
      25                         2,686                                34,657
      31                         5,312                                27,772
      32                                                              15,087
      40                         1,861                  10,400        21,615               2,534
      41                        21,253                                36,321               9,008        75,795
      45                                                                                               290,893
      53                         3,533                                45,572              10,098
      54
      55                         9,728                                28,286               8,141
      59                         1,538
    59.1
    59.2
      61                           692                   2,315         7,619               2,331
      64                         7,000                                17,245              24,091         1,800
      67         65,076
      83
Rollup                                     532,161                     7,540
      88                                   532,161                     5,627
      89                                                               1,913
      90
      94                           285                   5,556        17,188
      95         25,000                                               14,755               2,419         7,500
      97        110,000            424     100,000                    13,680                 865
      98
     100                         2,028     300,000                     9,475               3,355
     101
     102                                                              11,521               1,864
     109                           133                                 1,355               1,182
     115                                                               1,363                 570
     116                         1,750                   1,667        15,557               2,665        10,000
     117                            94                                 3,667                 466        23,750
     131                                                                                               660,000
     132                        20,662                                12,110                            55,188
     134
     141         78,000          5,793                                 5,577               2,168
     143                           286                                 1,402
     147                           303     150,000                    15,194               1,923         1,750
     148                                   150,193                     3,001
     149                           942                                 2,232                 699
     155
     161                           258      60,000       2,500         5,759               1,931
     162                           997                                 1,140                 723
     169                           796                       0         2,864                   0             0
     173
     188                                                               3,806               3,838
     189         48,670
     191                           521                                 1,032                 472
     192         54,282
     193                           662                                 1,355                 448
     196                           370                     625           761                            13,750
     197
     202                           907       1,000       1,000         1,731                 361

           Other
Loan No.   Reserves ($)
--------   -------------------------------------
       4
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9                               5,000,000
      13                                 125,000
      19
      20
      25                                  87,230
      31                                  46,250
      32
      40                                  39,797
      41   1,931,875 (Upfront); 41,700 (Monthly)
      45
      53
      54
      55
      59
    59.1
    59.2
      61                                  18,144
      64
      67                                 667,034
      83
Rollup                                   147,587
      88                                 147,587
      89
      90
      94
      95
      97
      98
     100
     101
     102                                 650,175
     109
     115
     116                                  10,920
     117   2,052,333 (Upfront); 3,667 (Monthly)
     131
     132                                 100,000
     134                                 280,955
     141
     143
     147
     148                                  66,006
     149
     155
     161
     162
     169   33,644 (Upfront); 10,000 (Monthly)
     173
     188
     189                                 142,827
     191
     192                                 134,278
     193
     196                                  22,000
     197
     202                                   7,200

Loan No.   Description Other Reserves
--------   ----------------------------------------------------------------------------------------------------
       4
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9   Childcare Facility Reserve
      13   Environmental
      19
      20
      25   Rental Escrow
      31   Environmental($31,250.00); Sears Roof Top HVAC($15,000.00)
      32
      40   Rental Escrow
      41   Property Improvement Plan($1,806,875.00); Debt Service Reserve ($125,000.00 upfront); Debt Service
           Reserve ($41,700 monthly, April 2007-December 2007)
      45
      53
      54
      55
      59
    59.1
    59.2
      61   Today's Teacher Rental Escrow
      64
      67   Rent Reserve Escrow
      83
Rollup     Various
      88   Rent Reserve
      89
      90
      94
      95
      97
      98
     100
     101
     102   PIP Budget Escrow
     109
     115
     116   Tuesday Morning HVAC Repair
     117   Common Charge Reserve ($7,333.34 and $3,666.67 monthly); Holdback Reserve ($2,045,000.00)
     131
     132   Seasonality Escrow
     134   Rent Reserve Escrow
     141
     143
     147
     148   Rental Escrow
     149
     155
     161
     162
     169   Rental Escrow ($33,644.00); Monthly Rollover Escrow ($10,000.00)
     173
     188
     189   Rent Reserve Escrow
     191
     192   Rent Reserve Escrow
     193
     196   Miscellaneous Reserve
     197
     202   Rent Reserve

                                                                                Environmental
           Letter of                                                            Report
Loan No.   Credit                                                               Date
--------   ------------------------------------------------------------------   -------------
       4                                                                        1/5/2007
     4.1                                                                        1/5/2007
     4.2                                                                        1/5/2007
     4.3                                                                        1/5/2007
     4.4                                                                        1/5/2007
     4.5                                                                        1/5/2007
     4.6                                                                        1/5/2007
     4.7                                                                        1/5/2007
     4.8                                                                        1/5/2007
       9                                                                        11/30/2006
      13                                                                        12/13/2006
      19                                                                        1/23/2007
      20                                                                        1/11/2007
      25                                                                        9/29/2006
      31                                                                        12/8/2006
      32                                                                        12/27/2006
      40                                                                        11/27/2006
      41                                                                        1/25/2007
      45                                                                        12/1/2006
      53                                                                        4/17/2006
      54                                                                        1/18/2007
      55                                                                        11/8/2006
      59                                                                        Various
    59.1                                                                        1/9/2007
    59.2                                                                        1/25/2007
      61                                                                        12/21/2006
      64                                                                        12/26/2006
      67   Yes ($333,517)                                                       10/2/2006
      83                                                                        1/23/2007
Rollup                                                                          8/24/2006
      88                                                                        8/24/2006
      89                                                                        8/24/2006
      90                                                                        12/21/2006
      94                                                                        1/3/2007
      95                                                                        1/5/2007
      97   Yes (Letter of Credit $110,000, Safeway Letter of Credit $100,000)   1/18/2007
      98                                                                        12/22/2006
     100                                                                        12/15/2006
     101                                                                        11/17/2006
     102                                                                        12/22/2006
     109                                                                        12/13/2006
     115                                                                        11/17/2006
     116                                                                        11/14/2006
     117                                                                        3/14/2005
     131                                                                        12/29/2006
     132                                                                        1/11/2007
     134   Yes ($280,955)                                                       9/29/2006
     141                                                                        12/18/2006
     143                                                                        11/21/2006
     147                                                                        12/19/2006
     148                                                                        1/5/2007
     149                                                                        12/28/2006
     155                                                                        10/26/2006
     161                                                                        1/3/2007
     162                                                                        12/28/2006
     169                                                                        12/8/2006
     173                                                                        2/4/2007
     188                                                                        8/25/2006
     189                                                                        10/2/2006
     191                                                                        12/28/2006
     192   Yes ($134,278)                                                       10/3/2006
     193                                                                        12/28/2006
     196                                                                        12/13/2006
     197                                                                        1/8/2007
     202                                                                        12/21/2006

           Engineering   Appraisal
Loan No.   Report Date   As-of Date
--------   -----------   ----------
       4   1/3/2007      1/2/2007
     4.1   1/3/2007      1/2/2007
     4.2   1/3/2007      1/2/2007
     4.3   1/3/2007      1/2/2007
     4.4   1/3/2007      1/2/2007
     4.5   1/3/2007      1/2/2007
     4.6   1/3/2007      1/2/2007
     4.7   1/3/2007      1/2/2007
     4.8   1/3/2007      1/2/2007
       9   1/8/2007      11/29/2006
      13   12/13/2006    12/1/2006
      19   1/19/2007     1/10/2007
      20   1/11/2007     1/18/2007
      25   9/28/2006     11/1/2006
      31   12/5/2006     12/1/2006
      32   12/27/2006    1/8/2007
      40   11/28/2006    11/27/2006
      41   1/3/2007      12/12/2006
      45   1/18/2007     12/20/2006
      53   5/5/2006      3/31/2006
      54   1/15/2007     12/29/2006
      55   11/8/2006     11/2/2006
      59   12/27/2006    Various
    59.1   12/27/2006    12/13/2006
    59.2   12/27/2006    12/14/2006
      61   12/21/2006    1/22/2007
      64   12/26/2006    12/17/2006
      67   7/17/2006     8/31/2006
      83   1/23/2007     1/9/2007
Rollup     9/7/2006      7/26/2006
      88   9/7/2006      7/26/2006
      89   9/7/2006      7/26/2006
      90   11/29/2006    12/7/2006
      94   1/3/2007      12/27/2006
      95   12/4/2006     1/3/2007
      97   1/19/2007     1/4/2007
      98   12/22/2006    12/15/2006
     100   12/15/2006    12/22/2006
     101   11/13/2006    11/9/2006
     102   12/22/2006    12/14/2006
     109   12/13/2006    3/1/2007
     115   11/17/2006    11/6/2006
     116   11/14/2006    11/2/2006
     117   3/17/2005     12/22/2006
     131   12/29/2006    12/29/2006
     132   1/8/2007      1/1/2007
     134   7/20/2006     9/3/2006
     141   12/19/2006    12/11/2006
     143   11/21/2006    11/18/2006
     147   12/13/2006    12/4/2006
     148   1/5/2007      1/19/2007
     149   12/19/2006    12/8/2006
     155   10/26/2006    11/1/2006
     161   1/3/2007      1/1/2007
     162   12/19/2006    12/7/2006
     169   12/18/2006    12/8/2006
     173   2/1/2007      1/25/2007
     188   8/15/2006     7/29/2006
     189   7/19/2006     9/3/2006
     191   12/19/2006    12/6/2006
     192   7/17/2006     9/2/2006
     193   12/19/2006    12/7/2006
     196   12/13/2006    12/6/2006
     197   1/8/2007      1/1/2007
     202   12/21/2006    12/15/2006


Loan No.   Sponsor (14)
--------   ----------------------------------------------------------------------------------------------------
       4   Vornado Realty, L.P.
     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
       9   Starwood Capital Group Global, LLC
      13   Leser, Abraham
      19   None

      20   Palmer, Geoff H
      25   Ivy Equities, L.L.C.
      31   Pergament, Irving; Shalem, Sam
      32   JBG Investment Fund IV, L.L.C.
      40   Saunders, John R.
      41   Patel, Rajni; Penson, Edward
      45   None
      53   Chapman, Stephen M.; Halvorsen, John H.; Porcaro, Nicholas C.
      54   Fink, Howard
      55   Lebowitz, Marc; Stein, Adam
      59   Karniol, Berel; Silberberg, Michael

    59.1   Karniol, Berel; Silberberg, Michael
    59.2   Karniol, Berel; Silberberg, Michael

      61   Hall, Dale R; Hopper, J. Barton; Ishee, Jonathan N; Whitley, J. William; Moore, Jackson
      64   Benerofe, Andrew; Richelson, Eric
      67   None
      83   Grewe, Gerard J.
Rollup     Burnham, Scott T.; Ward, Bryon C
      88   Burnham, Scott T.; Ward, Bryon C
      89   Burnham, Scott T.; Ward, Bryon C
      90   None
      94   Adjmi, Harry; Cayre, Stanley S.
      95   Schron, Rubin
      97   CNA Enterprises, Inc.; Overland Capital Corp.
      98   None
     100   Hammel, Charles; Perry, William
     101   Schiffman, Todd I.
     102   Golder Hotel Properties, LLC; Golder, Kenneth C
     109   Northwest Neurospine Building, LLC
     115   Mehdizadeh, Nasser; Shorooghi, Homayoun; Yassai, Jafar
     116   Namvar, Hooshang
     117   Kahn, Robert H.; Rich, Thomas L.

     131   Nudo, Gerald L.; Weiner, Laurence H.
     132   Minfert International Inc.; Minmetals, Inc.
     134   None

     141   Asilzadeh, Amin ; Banafsheha, Behzad ; Golshan, Kevin ; Golshan, Moussa ; Rotkin, LLC; Soofer, Behzad B
     143   O'Brien, Kurt
     147   Mesiti, John; Natapow, Robert; Natapow, Stephen
     148   Burnham, Scott T; Burnham Family Trust; Schiffman, Todd I.; Todd I. Schiffman Living Trust
     149   Dilweg, Anthony; Stankavage, Bruce
     155   United Trust Fund Limited Partnership
     161   Esposito, Ralph O.
     162   Dilweg, Anthony; Stankavage, Bruce
     169   Alchalel, Isaac; Alchalel, Lucy

     173   Johnson, Todd A.; Johnson, Kristie; Garner, Steven B.; Garner, Stacy
     188   Hornwood, Roberta
     189   None
     191   Dilweg, Anthony; Glenn, James C.

     192   None

     193   Dilweg, Anthony; Stankavage, Bruce
     196   None

     197   WBK Financial, LP
     202   Bui, Vien D; LaMarche, Michael G.

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES

           Detailed                             % of                         % of Applicable
           Property                             Initial Pool    Loan Group   Loan Group
Loan No.   Name                                 Balance         One or Two   Balance
--------   ----------------------------------   ------------    ----------   ---------------
       3   Manhattan Apartment Portfolio                5.16%            2             19.40%
     3.1   635 Riverside Drive                          0.31%            2              1.18%
     3.2   120 West 105th Street                        0.27%            2              1.03%
     3.3   894 Riverside Drive                          0.26%            2              0.97%
     3.4   350 Manhattan Avenue                         0.25%            2              0.94%
     3.5   10-16 Manhattan Avenue                       0.23%            2              0.86%
     3.6   605 West 156th Street                        0.22%            2              0.83%
     3.7   35 Saint Nicholas Terrace                    0.21%            2              0.81%
     3.8   25-29 Saint Nicholas Terrace                 0.21%            2              0.78%
     3.9   400-408 West 128th Street                    0.21%            2              0.78%
    3.10   165-167 & 169-171 Manhattan Avenue           0.21%            2              0.78%
    3.11   634 West 135th Street                        0.18%            2              0.69%
    3.12   15 West 107th Street                         0.18%            2              0.67%
    3.13   520 West 139th Street                        0.17%            2              0.64%
    3.14   291 Edgecombe Avenue                         0.16%            2              0.61%
    3.15   312 West 114th Street                        0.16%            2              0.59%
    3.16   106 West 105th Street                        0.15%            2              0.57%
    3.17   4-6 West 108th Street                        0.14%            2              0.53%
    3.18   8-10 West 108th Street                       0.14%            2              0.53%
    3.19   7-9 West 108th Street                        0.14%            2              0.51%
    3.20   625 West 156th Street                        0.13%            2              0.49%
    3.21   3-5 West 108th Street                        0.11%            2              0.42%
    3.22   5 West 101st Street                          0.11%            2              0.41%
    3.23   63 West 107th Street                         0.11%            2              0.40%
    3.24   287 Edgecombe Avenue                         0.10%            2              0.37%
    3.25   21 West 106th Street                         0.09%            2              0.35%
    3.26   203 West 108th Street                        0.09%            2              0.33%
    3.27   216 West 108th Street                        0.08%            2              0.31%
    3.28   65 West 107th Street                         0.08%            2              0.30%
    3.29   67 West 107th Street                         0.07%            2              0.27%
    3.30   109 West 105th Street                        0.07%            2              0.27%
    3.31   302 West 114th Street                        0.07%            2              0.26%
    3.32   123 West 106th Street                        0.06%            2              0.21%
    3.33   125 West 106th Street                        0.06%            2              0.21%
    3.34   61-63 West 104th Street                      0.05%            2              0.17%
    3.35   627 West 113th Street                        0.04%            2              0.17%
    3.36   127 West 106th Street                        0.04%            2              0.14%
       6   The Enclave                                  3.79%            2             14.26%
      15   Palma Sorrento Apartments                    1.44%            2              5.42%
      18   Villa Veneto Apartments                      1.37%            2              5.14%
      20   Piero Apartments                             1.02%            2              3.84%
      21   Magic Sands Mobile Home Park                 0.97%            2              3.66%
      23   1865 Burnett Street                          0.78%            1              1.07%
      29   Island Park                                  0.62%            2              2.33%
      30   Oakridge Apartments                          0.59%            2              2.21%
      36   Orchard Heights                              0.54%            2              2.03%
      37   Mirabella                                    0.51%            2              1.93%
      39   Deerfield Luxury Townhomes                   0.50%            2              1.88%
      43   Westchester Portfolio                        0.42%            2              1.60%
    43.1   Westchester Village                          0.20%            2              0.74%
    43.2   Westchester Square                           0.16%            2              0.61%
    43.3   Washington Manor                             0.07%            2              0.25%
      46   Mansions at Round Rock                       0.42%            2              1.57%
      47   Arbor Station                                0.41%            2              1.56%
      53   Ranch at City Park                           0.39%            2              1.46%
      55   Rolling Hills Place                          0.37%            2              1.40%
      57   Walden Providence                            0.37%            2              1.37%
      58   Bravo Estates                                0.36%            2              1.35%
      60   Villa Teresa Mobile Home Park                0.35%            2              1.33%
Rollup     Juniper Portfolio                            0.35%            2              1.32%
      62   Juniper Portfolio-Cumberland                 0.24%            2              0.91%
      63   Juniper Portfolio-Lakehurst                  0.11%            2              0.41%
      64   The Farrington                               0.34%            2              1.28%
      66   River Park Apartments                        0.32%            2              1.21%
      70   Stratford Village Apartments                 0.30%            2              1.14%
      71   The Pointe at Wimbledon                      0.30%            2              1.14%
      72   Rialto I & II MHCs                           0.30%            2              1.13%
      73   Highlands MHC                                0.30%            2              1.12%
      74   Harbour Run Apartments                       0.28%            2              1.06%
      80   1111 High Road                               0.26%            2              0.99%
      81   Thurms Estates MHP                           0.26%            2              0.99%
      82   Tri Park Portfolio                           0.26%            2              0.98%
    82.1   Flat Rock Village                            0.15%            2              0.57%
    82.2   Spring Valley Estates                        0.06%            2              0.21%
    82.3   Voyager Village                              0.05%            2              0.20%
      91   Garden Gate Apartments                       0.24%            2              0.89%
      95   Chestnut Court Apartments                    0.23%            2              0.86%
      99   Club Marina MHC                              0.22%            2              0.82%
     105   Ohio MHP Portfolio                           0.19%            2              0.73%
   105.1   Arrowhead Lake                               0.10%            2              0.36%
   105.2   Swanton Meadows                              0.04%            2              0.16%
   105.3   Sylvania Estates                             0.04%            2              0.13%
   105.4   Grand Rapids                                 0.02%            2              0.07%
     110   Galloway Apartments                          0.18%            2              0.69%
     118   Kern MHP                                     0.16%            2              0.61%
     120   Meadowbrook Apartments                       0.16%            2              0.60%
     122   Tamarack East MHC                            0.16%            2              0.59%
     123   Village Glen MHC                             0.16%            2              0.58%
     127   Portland Fairview RV Resort                  0.15%            1              0.20%
     129   Crystal Pointe MHC                           0.14%            2              0.53%
     130   Rivermont Apartments                         0.14%            2              0.53%
     136   Hidden Village MHC                           0.13%            2              0.50%
     137   Park Apartments Phases I & II                0.13%            2              0.50%
     138   Stone Ridge Apartments Phase II              0.13%            2              0.49%
     144   Indiana MHP Portfolio                        0.12%            2              0.46%
   144.1   Berkshire Pointe                             0.05%            2              0.18%
   144.2   Beechwood Pointe                             0.04%            2              0.15%
   144.3   Amberly Pointe                               0.04%            2              0.14%
     146   Lost Springs Apartments                      0.12%            2              0.44%
     151   El Monte MHC                                 0.12%            2              0.44%
     157   Hamilton Gardens                             0.11%            2              0.41%
     163   McNary Oaks MHC                              0.11%            2              0.40%
     166   Indian Woods                                 0.10%            2              0.39%
   166.1   Woodlake                                     0.05%            2              0.20%
   166.2   Indian Village                               0.05%            2              0.19%
     167   Scioto Estates MHC                           0.10%            2              0.39%
     176   Viking Estates MHC                           0.09%            2              0.34%
     179   Holland Gardens Apartments                   0.09%            2              0.33%
     180   Roman Gardens Apartments                     0.09%            2              0.32%
     182   Briarwood MHC                                0.08%            2              0.29%
     194   Doubletree I Apartments                      0.06%            2              0.22%
     198   Whispering Pines MHC                         0.05%            2              0.19%
     199   Paradise View Apartments                     0.05%            2              0.17%
     200   Mosier Manor                                 0.04%            2              0.17%

                        Mortgage    Cut-off           General                Detailed
           # of         Loan        Date              Property               Property
Loan No.   Properties   Seller(2)   Balance ($) (3)   Type                   Type
--------   ----------   ---------   ---------------   --------------------   --------------------
       3           36   GACC            204,000,000   Multifamily            Conventional
     3.1            1   GACC             12,400,000   Multifamily            Conventional
     3.2            1   GACC             10,800,000   Multifamily            Conventional
     3.3            1   GACC             10,160,000   Multifamily            Conventional
     3.4            1   GACC              9,920,000   Multifamily            Conventional
     3.5            1   GACC              9,040,000   Multifamily            Conventional
     3.6            1   GACC              8,720,000   Multifamily            Conventional
     3.7            1   GACC              8,480,000   Multifamily            Conventional
     3.8            1   GACC              8,240,000   Multifamily            Conventional
     3.9            1   GACC              8,240,000   Multifamily            Conventional
    3.10            1   GACC              8,160,000   Multifamily            Conventional
    3.11            1   GACC              7,280,000   Multifamily            Conventional
    3.12            1   GACC              7,040,000   Multifamily            Conventional
    3.13            1   GACC              6,720,000   Multifamily            Conventional
    3.14            1   GACC              6,400,000   Multifamily            Conventional
    3.15            1   GACC              6,160,000   Multifamily            Conventional
    3.16            1   GACC              6,000,000   Multifamily            Conventional
    3.17            1   GACC              5,600,000   Multifamily            Conventional
    3.18            1   GACC              5,600,000   Multifamily            Conventional
    3.19            1   GACC              5,360,000   Multifamily            Conventional
    3.20            1   GACC              5,200,000   Multifamily            Conventional
    3.21            1   GACC              4,400,000   Multifamily            Conventional
    3.22            1   GACC              4,320,000   Multifamily            Conventional
    3.23            1   GACC              4,240,000   Multifamily            Conventional
    3.24            1   GACC              3,920,000   Multifamily            Conventional
    3.25            1   GACC              3,680,000   Multifamily            Conventional
    3.26            1   GACC              3,440,000   Multifamily            Conventional
    3.27            1   GACC              3,280,000   Multifamily            Conventional
    3.28            1   GACC              3,200,000   Multifamily            Conventional
    3.29            1   GACC              2,880,000   Multifamily            Conventional
    3.30            1   GACC              2,800,000   Multifamily            Conventional
    3.31            1   GACC              2,720,000   Multifamily            Conventional
    3.32            1   GACC              2,240,000   Multifamily            Conventional
    3.33            1   GACC              2,240,000   Multifamily            Conventional
    3.34            1   GACC              1,840,000   Multifamily            Conventional
    3.35            1   GACC              1,760,000   Multifamily            Conventional
    3.36            1   GACC              1,520,000   Multifamily            Conventional
       6            1   GACC            150,000,000   Multifamily            Conventional
      15            1   GACC             57,020,000   Multifamily            Conventional
      18            1   GACC             54,070,000   Multifamily            Conventional
      20            1   BofA             40,400,000   Multifamily            Conventional
      21            1   GACC             38,500,000   Manufactured Housing   Manufactured Housing
      23            1   GACC             31,000,000   Multifamily            Conventional
      29            1   GACC             24,500,000   Multifamily            Conventional
      30            1   BCRE             23,250,000   Multifamily            Conventional
      36            1   BCRE             21,400,000   Multifamily            Conventional
      37            1   GACC             20,300,000   Multifamily            Conventional
      39            1   GACC             19,750,000   Multifamily            Conventional
      43            3   BCRE             16,800,000   Multifamily            Conventional
    43.1            1   BCRE              7,736,000   Multifamily            Conventional
    43.2            1   BCRE              6,384,000   Multifamily            Conventional
    43.3            1   BCRE              2,680,000   Multifamily            Conventional
      46            1   GACC             16,500,000   Multifamily            Conventional
      47            1   BCRE             16,400,000   Multifamily            Conventional
      53            1   BofA             15,367,510   Multifamily            Conventional
      55            1   BofA             14,720,000   Multifamily            Conventional
      57            1   GECC             14,455,000   Multifamily            Conventional
      58            1   GECC             14,200,000   Manufactured Housing   Manufactured Housing
      60            1   GACC             14,030,000   Manufactured Housing   Manufactured Housing
Rollup              2   GECC             13,880,000   Multifamily            Conventional
      62            1   GECC              9,600,000   Multifamily            Conventional
      63            1   GECC              4,280,000   Multifamily            Conventional
      64            1   BofA             13,500,000   Multifamily            Conventional
      66            1   BCRE             12,700,000   Multifamily            Conventional
      70            1   BCRE             12,000,000   Multifamily            Conventional
      71            1   GECC             12,000,000   Multifamily            Conventional
      72            1   GECC             11,850,000   Manufactured Housing   Manufactured Housing
      73            1   GECC             11,760,000   Manufactured Housing   Manufactured Housing
      74            1   BCRE             11,200,000   Multifamily            Conventional
      80            1   GECC             10,450,000   Multifamily            Student Housing
      81            1   BCRE             10,400,000   Manufactured Housing   Manufactured Housing
      82            3   GECC             10,300,000   Manufactured Housing   Manufactured Housing
    82.1            1   GECC              6,000,000   Manufactured Housing   Manufactured Housing
    82.2            1   GECC              2,200,000   Manufactured Housing   Manufactured Housing
    82.3            1   GECC              2,100,000   Manufactured Housing   Manufactured Housing
      91            1   GECC              9,400,000   Multifamily            Conventional
      95            1   BofA              9,000,000   Multifamily            Conventional
      99            1   GECC              8,575,000   Manufactured Housing   Manufactured Housing
     105            4   BCRE              7,636,000   Manufactured Housing   Manufactured Housing
   105.1            1   BCRE              3,837,263   Manufactured Housing   Manufactured Housing
   105.2            1   BCRE              1,695,177   Manufactured Housing   Manufactured Housing
   105.3            1   BCRE              1,413,931   Manufactured Housing   Manufactured Housing
   105.4            1   BCRE                689,629   Manufactured Housing   Manufactured Housing
     110            1   BCRE              7,300,000   Multifamily            Conventional
     118            1   GECC              6,400,000   Manufactured Housing   Manufactured Housing
     120            1   GECC              6,302,744   Multifamily            Conventional
     122            1   GECC              6,250,000   Manufactured Housing   Manufactured Housing
     123            1   GECC              6,150,000   Manufactured Housing   Manufactured Housing
     127            1   GECC              5,838,989   Manufactured Housing   Manufactured Housing
     129            1   GECC              5,600,000   Manufactured Housing   Manufactured Housing
     130            1   GECC              5,540,000   Multifamily            Conventional
     136            1   GECC              5,250,000   Manufactured Housing   Manufactured Housing
     137            1   GECC              5,213,842   Multifamily            Conventional
     138            1   BCRE              5,184,568   Multifamily            Conventional
     144            3   BCRE              4,855,367   Manufactured Housing   Manufactured Housing
   144.1            1   BCRE              1,885,790   Manufactured Housing   Manufactured Housing
   144.2            1   BCRE              1,538,978   Manufactured Housing   Manufactured Housing
   144.3            1   BCRE              1,430,599   Manufactured Housing   Manufactured Housing
     146            1   GECC              4,629,112   Multifamily            Conventional
     151            1   GECC              4,584,000   Manufactured Housing   Manufactured Housing
     157            1   BCRE              4,300,000   Multifamily            Conventional
     163            1   GECC              4,186,219   Manufactured Housing   Manufactured Housing
     166            2   GECC              4,100,000   Manufactured Housing   Manufactured Housing
   166.1            1   GECC              2,077,578   Manufactured Housing   Manufactured Housing
   166.2            1   GECC              2,022,422   Manufactured Housing   Manufactured Housing
     167            1   GECC              4,100,000   Manufactured Housing   Manufactured Housing
     176            1   GECC              3,625,000   Manufactured Housing   Manufactured Housing
     179            1   BCRE              3,480,000   Multifamily            Conventional
     180            1   GACC              3,380,000   Multifamily            Student Housing
     182            1   GECC              3,100,000   Manufactured Housing   Manufactured Housing
     194            1   GECC              2,290,192   Multifamily            Conventional
     198            1   GECC              2,040,000   Manufactured Housing   Manufactured Housing
     199            1   GECC              1,802,917   Multifamily            Conventional
     200            1   GECC              1,750,000   Manufactured Housing   Manufactured Housing

Loan No.   Address                              City                 County           State     Zip Code
--------   ----------------------------------   ------------------   --------------   -------   --------
       3   Various                              New York             New York         NY        Various
     3.1   635 Riverside Drive                  New York             New York         NY           10031
     3.2   120 West 105th Street                New York             New York         NY           10025
     3.3   894 Riverside Drive                  New York             New York         NY           10032
     3.4   350 Manhattan Avenue                 New York             New York         NY           10026
     3.5   10-16 Manhattan Avenue               New York             New York         NY           10025
     3.6   605 West 156th Street                New York             New York         NY           10032
     3.7   35 Saint Nicholas Terrace            New York             New York         NY           10027
     3.8   25-29 Saint Nicholas Terrace         New York             New York         NY           10027
     3.9   400-408 West 128th Street            New York             New York         NY           10027
    3.10   165-167 & 169-171 Manhattan Avenue   New York             New York         NY           10025
    3.11   634 West 135th Street                New York             New York         NY           10031
    3.12   15 West 107th Street                 New York             New York         NY           10025
    3.13   520 West 139th Street                New York             New York         NY           10031
    3.14   291 Edgecombe Avenue                 New York             New York         NY           10031
    3.15   312 West 114th Street                New York             New York         NY           10026
    3.16   106 West 105th Street                New York             New York         NY           10025
    3.17   4-6 West 108th Street                New York             New York         NY           10025
    3.18   8-10 West 108th Street               New York             New York         NY           10025
    3.19   7-9 West 108th Street                New York             New York         NY           10025
    3.20   625 West 156th Street                New York             New York         NY           10032
    3.21   3-5 West 108th Street                New York             New York         NY           10025
    3.22   5 West 101st Street                  New York             New York         NY           10025
    3.23   63 West 107th Street                 New York             New York         NY           10025
    3.24   287 Edgecombe Avenue                 New York             New York         NY           10031
    3.25   21 West 106th Street                 New York             New York         NY           10025
    3.26   203 West 108th Street                New York             New York         NY           10025
    3.27   216 West 108th Street                New York             New York         NY           10025
    3.28   65 West 107th Street                 New York             New York         NY           10025
    3.29   67 West 107th Street                 New York             New York         NY           10025
    3.30   109 West 105th Street                New York             New York         NY           10025
    3.31   302 West 114th Street                New York             New York         NY           10026
    3.32   123 West 106th Street                New York             New York         NY           10025
    3.33   125 West 106th Street                New York             New York         NY           10025
    3.34   61-63 West 104th Street              New York             New York         NY           10025
    3.35   627 West 113th Street                New York             New York         NY           10025
    3.36   127 West 106th Street                New York             New York         NY           10025
       6   11215 Oak Leaf Drive                 Silver Spring        Montgomery       MD           20901
      15   250 Palm Valley Boulevard            San Jose             Santa Clara      CA           95123
      18   350 La Strada Drive                  San Jose             Santa Clara      CA           95123
      20   616 St. Paul Avenue                  Los Angeles          Los Angeles      CA           90017
      21   165 Blossom Hill Road                San Jose             Santa Clara      CA           95123
      23   1865 Burnett Street                  Brooklyn             Kings            NY           11229
      29   1105 Island Park Boulevard           Shreveport           Caddo            LA           71105
      30   704 South Chambers Road              Aurora               Arapahoe         CO           80017
      36   200 South Linden Avenue              Rialto               San Bernardino   CA           92376
      37   2850 East Bonanza Road               Las Vegas            Clark            NV           89101
      39   4122 Meadow Parkway                  Hermantown           St. Louis        MN           55811
      43   Various                              Various              Polk             IA        Various
    43.1   5413 Aurora Avenue                   Des Moines           Polk             IA           50310
    43.2   5528 Meredith Drive                  Des Moines           Polk             IA           50310
    43.3   3901 Woodland Avenue                 West Des Moines      Polk             IA           50266
      46   670 Louis Henna Boulevard            Round Rock           Williamson       TX           78664
      47   2495 Meadow Ridge Lane               Montgomery           Montgomery       AL           36117
      53   11900 City Park Central Lane         Houston              Harris           TX           77047
      55   500 Rolling Hills Place              Lancaster            Dallas           TX           75146
      57   6500 Walden Run Circle               Huntsville           Madison          AL           35806
      58   4080 Pedely Road                     Riverside            Riverside        CA           92509
      60   5680 Santa Teresa Boulevard          San Jose             Santa Clara      CA           95123
Rollup     Various                              Various              Cumberland       NC        Various
      62   157 Treetop Drive                    Fayetteville         Cumberland       NC           28311
      63   1000 Riverbank Drive                 Spring Lake          Cumberland       NC           28390
      64   2738 Roosevelt Boulevard             Clearwater           Pinellas         FL           33760
      66   3300 River Park Drive                Fort Worth           Tarrant          TX           76116
      70   2000 London Town Lane                Montgomery           Montgomery       AL           36117
      71   1530 Wimbledon Drive                 Greenville           Pitt             NC           27858
      72   250 North Linden Avenue              Rialto               San Bernardino   CA           92376
      73   7717 Church Avenue                   Highland             San Bernardino   CA           92346
      74   5980 Marine Parkway                  Mentor-on-the-Lake   Lake             OH           44060
      80   1111 High Road                       Tallahassee          Leon             FL           32304
      81   703 Fresh Pond Avenue                Calverton            Suffolk          NY           11933
      82   Various                              Various              Various          Various   Various
    82.1   11150 North Telegraph Road           Carleton             Monroe           MI           48117
    82.2   1830 State Route 725                 Spring Valley        Greene           OH           45370
    82.3   50 Voyager Boulevard                 Dayton               Montgomery       OH           45427
      91   4023 Fontana Drive                   Oklahoma City        Oklahoma         OK           73116
      95   200 Middlesex Road                   Matawan              Monmouth         NJ           07747
      99   55 Pacifica Avenue                   Bay Point            Contra Costa     CA           94565
     105   Various                              Various              Various          OH        Various
   105.1   2170 South Berkey Sourthern Road     Swanton              Lucas            OH           43558
   105.2   10487 Country Road 4                 Swanton              Fulton           OH           43558
   105.3   7924 West Central Avenue             Toledo               Lucas            OH           43617
   105.4   17468 Wapakoneta Road                Grand Rapids         Wood             OH           43522
     110   400 South DuPont Highway             New Castle           New Castle       DE           19720
     118   8300 Kern Canyon Road                Bakersfield          Kern             CA           93306
     120   1404-1410 Northwest Richmond Beach   Shoreline            King             WA           98177
     122   2312 South Goldenrod Road            Orlando              Orange           FL           32822
     123   1825 Marywood Road                   Melbourne            Brevard          FL           32934
     127   21401 Northeast Sandy Boulevard      Fairview             Multnomah        OR           97024
     129   8111 195th Street East               Spanaway             Pierce           WA           98387
     130   2160 North Thompson Lane             Murfreesboro         Rutherford       TN           37129
     136   3035 66th Avenue North               Saint Petersburg     Pinellas         FL           33702
     137   2034 Parkshore Drive                 Fayetteville         Washington       AR           72703
     138   7111 Vedder Drive                    Indianapolis         Marion           IN           46241
     144   Various                              Various              Various          IN        Various
   144.1   8000 Berkshire Point                 New Salisbury        Harrison         IN           47161
   144.2   1303 West York Road                  Austin               Scott            IN           47102
   144.3   1200 Birchtree Lane                  Scottsburg           Scott            IN           47170
     146   2900 North 22nd Street               Rogers               Benton           AR           72756
     151   1517 Merced Avenue                   El Monte             Los Angeles      CA           91733
     157   1310 Nottingham Way                  Hamilton             Mercer           NJ           08609
     163   5355 River Road North                Keizer               Marion           OR           97303
     166   Various                              Various              Various          OH        Various
   166.1   26250 Cummings Road                  Millbury             Wood             OH           43447
   166.2   3850 DeLong Road                     Lima                 Allen            OH           45806
     167   3001 Northup Avenue                  South Bloomfield     Pickaway         OH           43103
     176   15401 122nd Avenue Court East        Puyallup             Pierce           WA           98374
     179   13308 Starlite Drive                 Brook Park           Cuyahoga         OH           44142
     180   1060 East 450 North                  Provo                Utah             UT           84606
     182   4950 West Farm Road 156              Brookline Station    Greene           MO           65619
     194   601 West Easy Street                 Rogers               Benton           AR           72756
     198   1011 North 34th Avenue               Yakima               Yakima           WA           98902
     199   2797 Coy Kaylor Drive                Fayetteville         Washington       AR           72703
     200   1300 3rd Avenue                      Mosier               Wasco            OR           97040

           Net               Loan per Net
           Rentable          Rentable           Occupancy    Occupancy    Elevator(s)
Loan No.   Units/Pads/Beds   Unit/Pad/Bed ($)   Rate         As-of Date   (Yes/No)
--------   ---------------   ----------------   ---------    ----------   -----------
       3             1,083            188,366        96.9%   1/1/2007     Various
     3.1                66            187,879        93.9%   1/1/2007     Yes
     3.2                61            177,049        98.4%   1/1/2007     Yes
     3.3                55            184,727       100.0%   1/1/2007     Yes
     3.4                50            198,400        94.0%   1/1/2007     Yes
     3.5                40            226,000        97.6%   1/1/2007     Yes
     3.6                43            202,791        95.3%   1/1/2007     Yes
     3.7                54            157,037        98.1%   1/1/2007     Yes
     3.8                54            152,593        98.2%   1/1/2007     Yes
     3.9                57            144,561        94.7%   1/1/2007     No
    3.10                49            166,531        98.0%   1/1/2007     Yes
    3.11                39            186,667        97.4%   1/1/2007     Yes
    3.12                31            227,097       100.0%   1/1/2007     Yes
    3.13                41            163,902        97.6%   1/1/2007     Yes
    3.14                28            228,571        82.1%   1/1/2007     Yes
    3.15                24            256,667        95.8%   1/1/2007     No
    3.16                19            315,789       100.0%   1/1/2007     No
    3.17                24            233,333       100.0%   1/1/2007     No
    3.18                24            233,333        95.8%   1/1/2007     No
    3.19                24            223,333       100.0%   1/1/2007     Yes
    3.20                33            157,576        97.0%   1/1/2007     Yes
    3.21                24            183,333       100.0%   1/1/2007     Yes
    3.22                20            216,000       100.0%   1/1/2007     No
    3.23                19            223,158       100.0%   1/1/2007     No
    3.24                25            156,800        88.0%   1/1/2007     Yes
    3.25                20            184,000       100.0%   1/1/2007     No
    3.26                20            172,000       100.0%   1/1/2007     No
    3.27                15            218,667       100.0%   1/1/2007     No
    3.28                20            160,000        90.0%   1/1/2007     No
    3.29                19            151,579       100.0%   1/1/2007     No
    3.30                15            186,667       100.0%   1/1/2007     No
    3.31                20            136,000        90.0%   1/1/2007     No
    3.32                10            224,000       100.0%   1/1/2007     No
    3.33                10            224,000       100.0%   1/1/2007     No
    3.34                10            184,000       100.0%   1/1/2007     No
    3.35                10            176,000       100.0%   1/1/2007     No
    3.36                10            152,000       100.0%   1/1/2007     No
       6             1,119            134,048        76.0%   1/31/2007    Yes
      15               274            208,102        90.9%   1/3/2007     No
      18               226            239,248        94.2%   1/3/2007     No
      20               225            179,556        92.9%   2/28/2007    Yes
      21               541             71,165       100.0%   2/23/2007
      23               144            215,278        96.5%   2/14/2007    No
      29               314             78,025        93.3%   3/8/2007     No
      30               472             49,258        93.6%   1/15/2007    No
      36               347             61,671        91.4%   11/15/2006   No
      37               344             59,012        90.1%   3/16/2007    No
      39               166            118,976        97.0%   3/7/2007     No
      43               574             29,268        85.9%   1/1/2007     No
    43.1               334             23,162        84.1%   1/1/2007     No
    43.2               168             38,000        85.7%   1/1/2007     No
    43.3                72             37,222        94.4%   1/1/2007     No
      46               256             64,453        93.8%   3/1/2007     No
      47               288             56,944        97.6%   11/30/2006   No
      53               270             56,917        91.9%   2/14/2007    No
      55               384             38,333        94.0%   12/6/2006    No
      57               244             59,242        93.4%   1/3/2007     No
      58               240             59,167       100.0%   9/30/2006
      60               147             95,442       100.0%   2/23/2007
Rollup                 352             39,432        82.9%   Various      No
      62               248             39,432        77.8%   12/14/2006   No
      63               104             39,432        95.2%   1/3/2007     No
      64               224             60,268        98.7%   2/1/2007     No
      66               280             45,357        93.9%   11/16/2006   No
      70               224             53,571        95.1%   11/30/2006   No
      71               184             65,217        94.0%   12/31/2006   No
      72               327             36,239        98.2%   9/30/2006
      73               215             54,698       100.0%   9/30/2006
      74               280             40,000        81.4%   12/26/2006   No
      80               136             76,838        94.4%   11/15/2006   No
      81               326             31,902        97.4%   2/1/2007
      82               644             15,994        79.2%   10/4/2006
    82.1               332             18,072        71.7%   10/4/2006
    82.2               163             13,497        86.5%   10/4/2006
    82.3               149             14,094        87.9%   10/4/2006
      91               113             83,186       100.0%   8/31/2006    No
      95               100             90,000        99.0%   12/22/2006   No
      99               170             50,441       100.0%   1/31/2007
     105               541             14,115        88.9%   10/31/2006
   105.1               247             15,535        88.7%   10/31/2006
   105.2               136             12,465        83.8%   10/31/2006
   105.3                92             15,369        92.4%   10/31/2006
   105.4                66             10,449        95.5%   10/31/2006
     110               129             56,589        93.8%   11/30/2006   No
     118               163             39,264        95.1%   11/1/2006
     120               115             54,806        95.7%   11/30/2006   Yes
     122               135             46,296        96.0%   9/12/2006
     123               144             42,708        91.7%   8/31/2006
     127               407             14,346        70.0%   11/30/2006
     129               126             44,444        97.6%   1/4/2007
     130               106             52,264        91.5%   12/12/2006   No
     136               130             40,385        97.8%   9/26/2006
     137               324             16,092        98.8%   11/30/2006   No
     138                96             54,006        91.7%   12/1/2006    No
     144               350             13,872        69.1%   11/28/2006
   144.1               115             16,398        91.3%   11/28/2006
   144.2               120             12,825        49.2%   11/28/2006
   144.3               115             12,440        67.8%   11/28/2006
     146               240             19,288        98.8%   11/1/2006    No
     151                79             58,025       100.0%   9/30/2006
     157               154             27,922        94.2%   10/24/2006   No
     163               122             34,313        95.1%   8/31/2006
     166               349             11,748        81.9%   8/30/2006
   166.1               145             14,328        86.2%   8/30/2006
   166.2               204              9,914        78.9%   8/30/2006
     167               216             18,981        92.1%   9/30/2006
     176                75             48,333       100.0%   1/4/2007
     179               136             25,588        96.3%   12/16/2006   No
     180                47             71,915        93.6%   1/22/2007    No
     182               167             18,563        80.8%   8/31/2006
     194               216             10,603        97.7%   10/31/2006   No
     198                66             30,909        97.0%   9/1/2006
     199               132             13,658        98.5%   10/31/2006   No
     200                76             23,026        96.1%   10/1/2006

                                                      Studio
           Utilities                     #            Avg Rent per   Max             #
Loan No.   Paid by Tenant                Units (15)   mo. ($) (15)   Rent ($) (15)   Units (15)
--------   ---------------------------   ----------   ------------   -------------   ----------
       3   Various
     3.1   Electric, Gas                                                                      1
     3.2   Electric                               1          1,699           1,699           38
     3.3   Electric, Gas                          2            961           1,100           13
     3.4   Electric, Gas                                                                      9
     3.5   Electric, Gas
     3.6   Electric                               4            829             975            4
     3.7   Electric                                                                          11
     3.8   Electric                                                                          14
     3.9   Electric                               1            787             787           27
    3.10   Electric                               1          1,750           1,750           20
    3.11   Electric, Gas                          7            980           1,079            6
    3.12   Electric, Gas                                                                      1
    3.13   Electric                                                                           5
    3.14   Electric, Gas                                                                      3
    3.15   Electric, Gas
    3.16   Electric, Gas
    3.17   Electric, Gas
    3.18   Electric, Gas
    3.19   Electric, Gas
    3.20   Electric                                                                           1
    3.21   Electric, Gas                                                                      1
    3.22   Electric, Gas                                                                     10
    3.23   Electric, Gas
    3.24   Electric, Gas
    3.25   Electric, Gas                                                                     20
    3.26   Electric                               1            517             517
    3.27   Electric, Gas
    3.28   Electric, Gas                          1          1,399           1,399            3
    3.29   Electric                               1          1,747           1,747
    3.30   Electric                                                                          13
    3.31   Electric, Gas                          5            493             965           15
    3.32   Electric, Gas
    3.33   Electric, Gas
    3.34   Electric, Gas                                                                      5
    3.35   Electric, Gas                                                                      9
    3.36   Electric, Gas                          1          1,675           1,675
       6   Electric, Sewer, Water               213          1,380           1,410          282
      15   Electric, Sewer, Water                                                            89
      18   Electric, Sewer, Water                                                            49
      20   Electric, Gas                         25          1,578           1,578          135
      21   Electric, Sewer, Water
      23   Electric, Gas                                                                     96
      29   Electric, Water                                                                   83
      30   Electric, Gas, Sewer, Water                                                      194
      36   Electric                                                                          62
      37   Electric, Sewer, Water                                                           100
      39   Electric, Gas, Sewer, Water
      43   Electric
    43.1   Electric                                                                          12
    43.2   Electric                                                                          91
    43.3   Electric                                                                           7
      46   Electric                                                                         124
      47   Electric                                                                         112
      53   Water                                                                            156
      55   Electric, Sewer, Water                                                           168
      57   Electric                                                                          96
      58   Electric, Gas, Sewer, Water
      60   Electric, Gas, Sewer, Water
Rollup     Electric, Sewer, Water
      62   Electric, Sewer, Water                                                            48
      63   Electric, Sewer, Water                                                            17
      64   Electric, Gas, Sewer, Water                                                      112
      66   Electric, Sewer, Water                                                           164
      70   Electric                                                                          92
      71   Electric                                                                          96
      72   Electric, Gas, Sewer, Water
      73   Electric, Gas, Sewer, Water
      74   Electric, Gas                                                                    140
      80   Electric, Sewer, Water
      81   Electric, Gas
      82   Electric, Gas, Sewer, Water
    82.1   Electric, Gas, Sewer, Water
    82.2   Electric, Gas, Sewer, Water
    82.3   Electric, Gas, Sewer, Water
      91   Electric, Water
      95   Electric                                                                          69
      99   Electric, Gas, Sewer, Water
     105   Electric, Gas
   105.1   Electric, Gas
   105.2   Electric, Gas
   105.3   Electric, Gas
   105.4   Electric, Gas
     110   Electric                                                                          63
     118   Electric, Gas, Sewer, Water
     120   Electric                                                                          34
     122   Electric, Gas, Sewer, Water
     123   Electric, Gas, Sewer, Water
     127   Electric
     129   Electric, Sewer, Water
     130   Electric                                                                          36
     136   Electric, Gas, Sewer, Water
     137   Electric, Gas, Sewer, Water                                                      108
     138   Electric                                                                          16
     144   Electric, Gas, Sewer, Water
   144.1   Electric, Gas, Sewer, Water
   144.2   Electric, Gas, Sewer, Water
   144.3   Electric, Gas, Sewer, Water
     146   Electric, Gas, Sewer, Water                                                       80
     151   Electric, Sewer, Water
     157   Electric, Gas                                                                     89
     163   Electric, Gas, Sewer, Water
     166   Various
   166.1   Electric, Gas, Sewer, Water
   166.2   Electric, Gas
     167   Electric, Gas, Sewer, Water
     176   Electric, Water
     179   Electric                                                                          89
     180   Electric                                                                           1
     182   Electric, Gas
     194   Electric, Water                                                                   72
     198   Electric
     199   Electric, Gas, Sewer, Water                                                       44
     200   Electric

           1 Bedroom                                   2 Bedroom
           Avg Rent per   Max             #            Avg Rent per   Max             #
Loan No.   mo. ($) (15)   Rent ($) (15)   Units (15)   mo. ($) (15)   Rent ($) (15)   Units (15)
--------   ------------   -------------   ----------   ------------   -------------   ----------
       3
     3.1            169             169           43            997           2,084           13
     3.2          1,311           2,479           17          1,236           2,479            5
     3.3            596             736            9            776           2,100           21
     3.4            904           1,310           35          1,162           2,085            6
     3.5                                          18          1,186           2,321           17
     3.6          1,103           1,276           23          1,007           2,200           11
     3.7            884           1,180           40            951           1,800            1
     3.8            852           1,175           37            815           1,600            3
     3.9            893           1,207           11            796           1,182           17
    3.10            955           1,399           27          1,226           1,759            1
    3.11            841           1,150           13            687           1,387            6
    3.12            339             339           13          1,540           2,877           12
    3.13            653           1,150           16            731           1,550           14
    3.14            749                            1          1,650           1,650           16
    3.15                                          10          1,021           1,600           14
    3.16
    3.17                                           5            969           1,500           13
    3.18                                           2          1,622           1,852           10
    3.19                                          12          1,057           1,885            9
    3.20                                          32            727           1,800
    3.21            783             783           18            999           1,932            4
    3.22          1,149           1,668           10          1,155           1,620
    3.23                                           9          1,160           1,816           10
    3.24                                                                                      16
    3.25          1,016           1,451
    3.26                                           5          1,263           1,663            6
    3.27                                           9            967           1,564            3
    3.28            236             236            8          1,019           1,989            8
    3.29                                           9          1,315           1,989            9
    3.30          1,008           1,299            2          1,135           1,137
    3.31            645           1,200
    3.32                                          10          1,402           1,899
    3.33                                          10          1,319           2,157
    3.34          1,268           1,707            5          1,330           1,800
    3.35          1,073           1,800                                                        1
    3.36                                           8          1,277           1,688
       6          1,734           1,810          396          2,041           2,045          228
      15          1,400           1,450          152          1,692           1,860           33
      18          1,471           1,575          153          1,834           1,990           24
      20                          1,772        1,772             65           2,340        2,340
      21
      23          1,381           1,826           48          1,766           2,748
      29            799             807          153            925             940           78
      30            553             644          278            670             811
      36            686             890          284            953           1,115            1
      37            610             610          220            735             735           24
      39                                         110            905             939           56
      43
    43.1            530             545          322            585           1,290
    43.2            580             750           77            730             750
    43.3            625             625           65            735             750
      46            730             795          106            940           1,046           26
      47            595             635          152            681             779           24
      53                            802          845            114           1,084        1,110
      55            548             590          200            676             749           16
      57            730             820          120            837             861           28
      58
      60
Rollup
      62            546             630          180            657             732           20
      63            582             625           71            682             712           16
      64            651             700           72            825             890           40
      66            569             791          116            745           1,119
      70            570             655          100            648             735           32
      71            618             625           88            766             795
      72
      73
      74            599             599          140            699             699
      80                                          64            726             770           72
      81
      82
    82.1
    82.2
    82.3
      91                                          80            904             953           33
      95                            991        1,015             31           1,141        1,215
      99
     105
   105.1
   105.2
   105.3
   105.4
     110            648             725           65            788             825            1
     118
     120            718             775           75            837             900            6
     122
     123
     127
     129
     130            578             635           58            704             794           12
     136
     137            434             450          216            513             525
     138            616             630           48            695             720           32
     144
   144.1
   144.2
   144.3
     146            425             430          160            505             520
     151
     157            639             790           65            744             770
     163
     166
   166.1
   166.2
     167
     176
     179            456             475           47            559             580
     180            480             480           36          1,051           1,080           10
     182
     194            393             420          144            403             430
     198
     199            443             455           88            543             555
     200

           3 Bedroom                                   4 Bedroom
           Avg Rent per   Max             #            Avg Rent per   Max
Loan No.   mo. ($) (15)   Rent ($) (15)   Units (15)   mo. ($) (15)   Rent ($) (15)
--------   ------------   -------------   ----------   ------------   -------------
       3
     3.1          1,074           2,764            9            675           1,274
     3.2            709             877
     3.3            704           1,094           10            697             961
     3.4          1,149           1,813
     3.5            949           2,672            5          2,417           3,200
     3.6            874           1,372
     3.7          1,380           1,380
     3.8          1,348           1,350
     3.9            711           1,688
    3.10          2,200           2,200
    3.11            794           1,699            7            535             635
    3.12            787           2,620            5          1,267           1,861
    3.13            873           1,900            5            735           1,257
    3.14          1,057           1,695            8            819           1,349
    3.15          1,469           2,400
    3.16                                          19          1,439           2,450
    3.17            781           2,304            6          1,527           3,000
    3.18          1,027           2,000           11          1,189           2,600
    3.19          1,111           2,399            3          1,100           1,242
    3.20
    3.21            899           1,512            1          1,072           1,072
    3.22
    3.23          1,569           2,079
    3.24            538           1,600            8            759           1,649
    3.25
    3.26            578           1,201            8            585           1,203
    3.27            556             913            3            976           1,516
    3.28          1,486           1,989
    3.29            821           1,989
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35          2,638           2,638
    3.36
       6          2,320           2,365
      15          2,065           2,095
      18          2,277           2,339
      20
      21
      23
      29          1,106           1,106
      30
      36          1,000           1,000
      37            875             875
      39          1,216           1,355
      43
    43.1
    43.2
    43.3
      46          1,263           1,275
      47            825             909
      53
      55            920             920
      57            966             990
      58
      60
Rollup
      62            765             849
      63            752             825
      64          1,009           1,009
      66
      70            757             790
      71
      72
      73
      74
      80            960           1,070
      81
      82
    82.1
    82.2
    82.3
      91            972           1,007
      95
      99
     105
   105.1
   105.2
   105.3
   105.4
     110            899             899
     118
     120          1,080           1,200
     122
     123
     127
     129
     130            945           1,035
     136
     137
     138            787             850
     144
   144.1
   144.2
   144.3
     146
     151
     157
     163
     166
   166.1
   166.2
     167
     176
     179
     180          1,440           1,440
     182
     194
     198
     199
     200

FOOTNOTES TO ANNEX A-1 AND A-2

1 The Manhattan Apartment Portfolio consists of the following Borrower entities: 10-16 Manhattan Avenue LLC; 5 West 101st Street LLC; 61-63 West 104th Street LLC; 106 W. 105th Street LLC; 109 West 105th Street LLC; 120
      W. 105th Street LLC; 21 W. 106th Street LLC; 123 West 106th Street LLC; 125 West 106th Street LLC; 127 West 106th Street LLC; 165-171 Manhattan Avenue LLC; 15 West 107th Street LLC; 63 W. 107th Street LLC; 65 W. 107th Street LLC; 67 W. 107th Street LLC; 3-5 W. 108th Street LLC; 4-6 West 108th Street LLC; 7-9 W. 108th Street LLC; 8-10 West 108th Street LLC; 203
      W. 108th Street LLC; 216 W. 108th Street LLC; 627 W. 113th Street LLC; 302
      W. 114 Street LLC; 312 W. 114th Street LLC; 350 Manhattan Avenue NY LLC; 634 W. 135th Street LLC; 605 W. 156th Street LLC; 625 W. 156th Street LLC; 635 Riverside Drive NY LLC; 894 Riverside NY Associates LLC; 400-408 West 128th Street LLC; 25-29 St. Nicholas Terrace LLC; 35 St. Nicholas Terrace LLC; 520 W. 139th Street LLC; 287 Edgecombe Avenue LLC; 291 Edgecombe Avenue LLC

2 GECC - General Electric Capital Corporation, GACC - German American Capital Corporation, Bank of America - Bank of America, N.A., Barclays - Barclays Capital Real Estate Inc.

3     With respect to Loan Nos. 1, 4, 8, 9, 6, 11, 24, 41, 111 and 114, the
      Cut-off Date Balance represents a pari passu note in a split loan structure or the senior note in a senior/subordinate loan structure.

4 Annual Debt Service and Monthly Debt Service for loans with partial interest-only periods are shown after the expiration of the interest-only period, excluding Loan No. 10 and Loan No. 165. Annual Debt Service and Monthly Debt Service for loans which pay interest only for the entirety of their respective loan terms or do not have a fixed monthly principal and interest payment are calculated using the average monthly payment for the first 12 payment periods after the Cut-off Date on such mortgage loans. With respect to Loan No. 10 and Loan No. 165, the DSCR's are based on fixed payment schedules included in Annex A-5 and Annex A-6, respectively, to this prospectus supplement.

5 Hard means each tenant transfers its rent directly to the Lockbox account; "Soft" means each tenant transfers its rent to the related borrower or property manager who then is required to transfer the funds into the Lockbox account; "Springing Hard" means that a Lockbox is not in use at closing, but upon occurrence of a trigger event, as defined in the related loan documents, each tenant will be required to transfer its rent directly to the Lockbox account.

6 With respect to Loan Nos. 1, 3, 8, 6, 22, and 27 the DSCR is based on projected underwritten net cash flow.

7     With respect to Loan Nos. 1, 3, 8, 6, 17, 22, 27, 37, 38, 39, 48, 62, 63,
      68, 106, 111, 123, 135, 136, 139 and 163 the DSCR and/or LTV ratio was calculated taking into account a holdback amount, letter of credit and/or sponsor guarantee or was calculated based on assumptions regarding the future financial performance of the related mortgaged property on a stabilized basis. For information regarding adjustments to the calculations see "Description of the Mortgage Pool-Certain Terms and Conditions of the Mortgage Loans-Performance Escrows; Adjustments to DSCR and/or LTV Ratio."

8 With respect to Loan No. 7, the DSCR calculation is based on net cash flow, which includes income from monthly payments under a rent enhancement lease.

9 For those mortgage loans indicating an Appraisal As-of Date beyond the Cut-off Date, the Appraisal Value and the corresponding Appraisal As-of Date are based on stabilization.

10 Net Rentable Area Sq. Ft./Units/Keys includes square footage for ground lease tenants.

11 With respect to Loan No. 190, the number of units reflect only the multifamily units and do not include the two retail units at the mortgaged property.

12 For purposes of the information presented, a Mortgaged Property is, in some cases, considered "occupied" by a tenant if such tenant has executed a lease to occupy such Mortgaged Property even though the applicable tenant has not taken physical occupancy.

13 With respect to Loan No. 54, the occupancy is based on multifamily units. The property also contains 94,554 square feet of office and retail space, which was 93.9% occupied as of 1/9/2007.

14 With respect to Loan Nos. 4 and 9, the names entered are the actual Sponsors, as defined in their respective Loan Agreements, because there are no Borrower Principals for the related Mortgage Loans.

15 With respect to Loan No. 3, the number of units, average rent per month, and max rent are based on information contained in the appraisal provided by The Lietner Group. The rents shown in Annex B-Structural and Collateral Information-Manhattan Apartment Portfolio under "Specific Property Breakout" are based on the borrower provided rent roll.

                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" with respect to any Mortgage Loan or Serviced Whole Loan, consist of the following documents collectively (which in the case of a Serviced Whole Loan, except for the Mortgage Note referred to in clause (i) below, relate to the entire Serviced Whole Loan):

            (i) (A) the original Mortgage Note, or a lost note affidavit with a customary indemnification provision with a copy of the Mortgage Note bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Mortgage Loan to the Mortgage Loan Seller (or the most recent endorsee), and further endorsed (at the direction of the Depositor given pursuant to the applicable Mortgage Loan Purchase Agreement), on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, without recourse, representation or warranty, express or implied" and (B) in the case of each Serviced Companion Loan, a copy of the executed Mortgage Note for such Serviced Pari Passu Loan or Serviced Companion Loan; provided, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (ii) an original or copy of the Mortgage and originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller (or the most recent assignee of record), in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Assignment of Leases on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignments of assignment of leases maintained by MERS;

            (vi) an original or copy of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon (if recording is necessary to protect the rights of the secured party); provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (vii) an original assignment of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage), in recordable form (if recording is necessary to protect the rights of the secured party), executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (viii) originals (with respect to the Mortgage Note) or copies of all consolidation, assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been consolidated or modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (ix) the original lender's title insurance policy or a duplicate original certified by the applicable title company or a copy thereof in connection with the Mortgage Loan or Serviced Whole Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy of a marked-up written commitment, interim binder or the pro forma title insurance policy marked as binding and countersigned by the issuer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter;

            (x) the original or to the extent the applicable Servicer has the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Serviced Whole Loan and any intervening assignments;

            (xi) all UCC Financing Statements (other than UCC-3 assignments to the Trustee) and continuation statements or copies thereof, as filed, or in form that is complete and suitable for filing or recording, as appropriate, or other evidence of filing acceptable to the Trustee sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property, and to transfer such security interest to the Trustee, or alternatively, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS; provided, further, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (xii) all UCC Financing Statements (including financing statements in lieu of continuation statements and UCC-3 financing statements) in favor of the Trustee in form that is complete and suitable for filing or recording, as appropriate, acceptable to the Trustee sufficient to assign the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan or its assignee, or alternatively if the UCC Financing Statements in favor of the Trustee have been filed or recorded, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations;

            (xiii) the original power of attorney or a copy thereof (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

            (xiv) with respect to the Mortgage Loans with Additional Debt listed on Schedule 2 to the Pooling and Servicing Agreement, an original or copy of the subordination agreement (if any), pursuant to which such Additional Debt will be fully subordinated to such Mortgage Loan and copies of the Additional Debt documents, if available;

            (xv) with respect to any Mortgaged Property, the original Environmental Insurance Policy, if applicable, or a duplicate original or a copy thereof;

            (xvi) with respect to any Mortgage Loan or Serviced Whole Loan secured by a ground lease, an original or copy of the related ground lease and an original or a copy of the related ground lease estoppel;

            (xvii) reserved;

            (xviii) an original or copy of any escrow agreement and/or lock box agreement or cash management agreement;

            (xix) the original (or copy, if the original is held by the applicable Servicer pursuant to Section 2.01(b)) of any letter of credit for the benefit of the lender securing such Mortgage Loan, if any;

            (xx) in the case of any Whole Loan, a copy of the related Co-Lender Agreement;

            (xxi) with respect to the Non-Serviced Mortgage Loans, a copy of the related Non-Serviced Mortgage Loan Pooling Agreement;

            (xxii) Reserved;

            (xxiii) an original or copy of the environmental indemnity from the related Mortgagor;

            (xxiv) an original of the related guaranty of payment under such Mortgage Loan, if any; and

            (xxv) with respect to hospitality properties, a signed copy of the franchise agreement (if any), franchisor comfort letter (if any) and transfer documents for such comfort letter;

provided, however, that whenever the term "Mortgage File" is used to refer to documents held by the Trustee, or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually received by the Trustee or a Custodian appointed thereby; provided, further, however, that on the Closing Date, with respect to item (iii), the related Mortgage Loan Seller has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has retained the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee.

      Notwithstanding the foregoing, with respect to the Skyline Portfolio Mortgage Loan, the Pacific Shores Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan, the "Mortgage File" will consist of the original note (or lost note affidavit, if applicable) and endorsement and assignments specified in clause (i) above, and a copy of each additional document in the Mortgage File held by the BACM 2007-1 Trustee (with respect to the Skyline Portfolio Mortgage Loan and the Pacific Shores Mortgage Loan), the CD 2007-CD4 Trustee (with respect to the Four Seasons Mortgage Loan), the COMM 2006-C8 Trustee (with respect to the Mall of America Mortgage Loan and the JPMCC 2007-CIBC18 Trustee (with respect to the Americold Portfolio Mortgage Loan). However, if the custodian on any of the aforementioned transactions is the Custodian in this transaction, copies do not need to be made of the Mortgage Files for that particular transaction.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

                  (i) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (ii) Legal Compliance. As of the date of its origination, such
            Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Company, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (other than the rights to servicing and related compensation as reflected in the Agreement to Appointment of Servicer). The Mortgage Loan Seller has validly and effectively conveyed to the Company all legal and beneficial interest in and to such Mortgage Loan.

                  (iv) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; and with respect to any mortgagee requirements for construction or maintenance of on or off site improvements for which an escrow has been established, any disbursement of such escrowed funds have satisfied the requirements of the related Mortgage Loan documents.

                  (v) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vi) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights including, without limitation, the right to receive all payments due under the related lease, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, and subject to limits on enforceability described in Paragraph (v).

                  (vii) Offsets or Defenses. As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums.

                  (viii) Assignments of Mortgage and Assignment of Leases. Each related assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller, except as such enforcement may be limited by bankruptcy, insolvency, receivership, redemption, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage, Mortgage Note and Assignment of Leases is freely assignable upon notice to the Mortgagor and such notice has been provided.

                  (ix) Mortgage Lien; Title Exceptions. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property or Ground Lease, as applicable, including all buildings and improvements thereon, subject only to the exceptions set forth in Paragraph (v) and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in the mortgage policy of title insurance issued with respect to the Mortgage Loan or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

                  (x) UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property described therein owned by a Mortgagor and located on each Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable lien and security interest on such items of personalty except as enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). In the case of a Mortgaged Property operated as a hotel, (a) such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on the like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, (b) the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns, and (c) the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  (xi) Taxes and Assessments. All real estate taxes and
            governmental assessments, fees, environmental charges or water or sewer bills that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid as of the Cut-off Date, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties may first be payable thereon.

                  (xii) Property Condition; Condemnation Proceedings. To the
            Mortgage Loan Seller's knowledge, after conducting due diligence consistent with the practice of institutional lenders generally for properties of the same type as the related Mortgaged Property, each related Mortgaged Property as of origination, and to Mortgage Loan Seller's actual knowledge as of the Cut-Off Date, was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value, use or operation of such Mortgaged Property as security for the Mortgage Loan; and to the Mortgage Loan Seller's knowledge, there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                  (xiii) Title Insurance. The Mortgage Loan Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or a commitment "marked up" at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), insuring the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Title Exceptions. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. The Mortgage Loan Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. The insurer issuing such policy is either
            (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public roads or (b) against any loss due to encroachments of any material portion of the improvements thereon.

                  (xiv) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

                  (xv) Material Defaults. Other than payments due but not yet 30 days or more delinquent there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Mortgage Loan Seller of an event of acceleration under the related Mortgage or Mortgage Note, and (C) Mortgage Loan Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Mortgage Loan Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the holder of such Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Mortgage Loan Seller elsewhere in the Mortgage Loan Purchase and Sale Agreement.

                  (xvi) Payment Record. As of the Cut-Off Date, each Mortgage
            Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment.

                  (xvii) Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan and the Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                  (xviii) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (xix) Environmental. One or more Phase I environmental site assessments or updates thereof (each a "Phase I") meeting ASTM requirements were performed by an environmental consulting firm experienced in environmental matters and properly licensed, if applicable, and independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to each related Mortgaged Property within the 18 months prior to the Closing Date and the Mortgage Loan Seller, having made no independent inquiry other than to review the Phase I prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). With respect to any material and adverse environmental matters disclosed in such Phase I, then either
            (i) the same have been remediated in all material respects, (ii) sufficient funds have been escrowed for purposes of effecting such remediation, (iii) the related mortgagor or other responsible party is currently taking or required to take such actions, if any, with respect to such matters as have been recommended by the Phase I or required by the applicable governmental authority, (iv) an operations and maintenance plan has been or will be implemented, (v) environmental insurance has been obtained with respect to such matters, subject to customary limitations, or (vi) such conditions or circumstances were investigated further and, based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. Each Mortgage Loan requires the related mortgagor to comply, and cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations.

                  (xx) Customary Mortgage Provisions. Each related Mortgage
            contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

                  (xxi) Bankruptcy. As of origination, and as of the Cut-off
            Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxii) Whole Loan. Each Mortgage Loan is a whole loan,
            contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. The Mortgage Loan Seller holds no equity interest in any Mortgagor.

                  (xxiii) Transfers and Subordinate Debt. Subject to certain exceptions, which are customarily acceptable to commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of Paragraph (xxvi) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

                  (xxiv) Waivers and Modifications. The terms of the related
            Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xxv) Inspection. Each related Mortgaged Property was
            inspected by or on behalf of the related originator or an affiliate within the 18 months prior to the Closing Date.

                  (xxvi) Releases. Except as set forth below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) for Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations (or other defeasance collateral permitted under the REMIC Provisions) sufficient to pay the Mortgage Loans in accordance with their terms,
            (d) for Mortgage Loans which permit the related Mortgagor to substitute a replacement property, (e) for releases not considered material for purposes of underwriting the Mortgage Loan, or (f) for releases that are conditional upon the satisfaction of certain underwriting and legal requirements and require payment of a release price that represents adequate consideration for such Mortgaged Property. The terms of the Mortgage Loan do not provide for the release of any portion of the Mortgaged Property that would constitute a "significant modification" under Section 1001 of the Code unless the Mortgagor is required to provide a REMIC Opinion of Counsel.

                  (xxvii) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either
            (i) requires the prior written consent of, and compliance with, the conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or
            (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of defeasance collateral permitted under the REMIC Provisions in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) independent certified public accountants certify that such U.S. government securities are sufficient to make such payments, (D) the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (E) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel. A Mortgage Loan that permits defeasance provides that the related borrower is responsible for all reasonable costs incurred in connection with the defeasance of the Mortgage Loan.

                  (xxviii) Zoning. To the Mortgage Loan Seller's knowledge, as of the date of origination of such Mortgage Loan, based on due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, and, to the Mortgage Loan Seller's actual knowledge, as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value, use, operation or net operating income of the Mortgaged Property.

                  (xxix) Encroachments. To the Mortgage Loan Seller's knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties for which the use or improvements are legally non-conforming) to an extent which would have a material adverse affect on the related Mortgagor's value, use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent (unless affirmatively covered by title insurance).

                  (xxx) Single Purpose Entity. Each Mortgagor with respect to a
            Mortgage Loan with a principal balance as of the Cut-off Date in excess of 5% of the aggregate principal balance of all of the mortgage loans included in the Trust Fund is an entity whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person).

                  (xxxi) Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

                  (xxxii) Litigation Or Other Proceedings. As of the date of origination and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property that could reasonably be expected to materially and adversely affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

                  (xxxiii) Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (xxxiv) Trustee Under Deed Of Trust. As of the date of
            origination, and, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust except in connection with the sale or release of the Mortgaged Property following a default in payment of the Mortgage Loan.

                  (xxxv) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xxxvi) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Mortgage Loan to be deposited with the Mortgage Loan Seller or its agent have been so deposited, are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith.

                  (xxxvii) Licenses and Permits. To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, (a) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and in the case of a Mortgaged Property operated as a hotel, the franchise agreement, if any, is in full force and effect, and no default, or event that, with the passage of time or the giving of notice or both, would constitute a default, had occurred under such franchise agreement, and, (b) as of the Cut-Off Date, the Mortgage Loan Seller has no knowledge that the related Mortgagor, the related lessee, franchisee or operator was not in possession of such licenses, permits and authorizations.

                  (xxxviii) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and to the Mortgage Loan Seller's knowledge, the servicing practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

                  (xxxix) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that the Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor shall be liable to the lender for losses incurred due to
            (i) fraud and/or other intentional misrepresentation, (ii) the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or (iii) any breach of the environmental covenants in the related Mortgage Loan documents.

                  (xl) Separate Tax Lots. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (xli) Ground Leases. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to the Mortgage Loans listed on Exhibit F attached hereto, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the borrower's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded or submitted for recording as of the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                        (B) Such Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                        (C) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date);

                        (D) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received as of the Closing Date notice (nor is the Mortgage Loan Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (E) Such Ground Lease requires that if the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien, then such lessor must give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease that is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        (G) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Prepayment Date, 10 years);

                        (H) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (I) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment or defeasance of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                        (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                        (K) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

                  (xlii) Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (xliii) Capital Contributions. Neither the Mortgage Loan
            Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

                  (xliv) No Mechanics' Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a Title Insurance Policy.

                  (xlv) Appointment of Receiver. If the Mortgaged Property is
            subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                            SCHEDULE C-1 to EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


             EXHIBIT E TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                   BETWEEN GE COMMERCIAL MORTGAGE CORPORATION
                            AND BANK OF AMERICA, N.A.


                              REPRESENTATION (xiv)
                                   Insurance.
                                   ---------



------------------------------------------------------------------------------------------------------------

Walgreen's - Mundelein, IL (3404877)                   Walgreen's provides insurance or self-insures
                                                       pursuant to the terms of its lease.
Walgreens Rogers (3404690)
------------------------------------------------------------------------------------------------------------

Marsh Store 80 (3402363)                               Subject to certain conditions, the insurance
                                                       requirements set forth in the related Master Lease
Marsh Store 83 (3402366)                               on the closing date of the related Mortgage Loan
                                                       must satisfy the insurance requirements under such
Marsh Store 31 (3402373)                               Mortgage Loan.  The insurance requirements of the
                                                       related Master Lease permit the related Tenant to
Marsh Store 91 (3402374)                               provide an insurance deductible letter of credit to
                                                       reduce the amount of "All Risk of Physical Loss"
Marsh Store 95 (3402376)                               insurance.

Marsh Store 71 (3402377)

Marsh Warehouse 858 (3403580)

Marsh Warehouse 851 (3403583)

Marsh Store 18 (3403584)

Marsh Store 53 (3403586)
------------------------------------------------------------------------------------------------------------

                              REPRESENTATION (xix)
                                 Environmental.
                                 -------------



------------------------------------------------------------------------------------------------------------

700-710 Pelham Parkway (3404493)                       The environmental reports note the presence of
                                                       groundwater contamination at the related  Mortgaged
                                                       Property.  An environmental carveout was added to
                                                       the related loan documents to address the presence
                                                       of groundwater contamination at the related
                                                       Mortgaged Property; provided, however, that upon
                                                       delivery of a Phase II report to the mortgagee,
                                                       confirming that no remedial action is required, the
                                                       additional carveout will automatically terminate.
------------------------------------------------------------------------------------------------------------

Hilton Village Shopping Center (3404407)               The Phase I report recommends a limited subsurface
                                                       investigation to determine if the dry cleaning
                                                       operations negatively impacted the related
                                                       Mortgaged Property.  This investigation was not
                                                       completed prior to the closing of the related
                                                       Mortgage Loan, therefore a limited Environmental
                                                       Indemnity Agreement was provided to cover the
                                                       losses from the dry cleaning operations, which
                                                       Environmental Indemnity Agreement terminates in the
                                                       event that related Borrower or indemnitor delivers
                                                       a Phase II report indicating that no illegal
                                                       environmental conditions exist at the related
                                                       Mortgaged Property in connection with or arising
                                                       from the dry cleaning operations.
------------------------------------------------------------------------------------------------------------

                              REPRESENTATION (xxvi)
                                    Releases.
                                    --------



------------------------------------------------------------------------------------------------------------

Pacific Shores (3404790)         The Pacific Shores Borrower at any time after the expiration of the scheduled payment date in January 2009, may obtain the release of a portion of the Pacific Shores Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of 110% of the amount allocated in the related loan documents to such portion of the Pacific Shores
                                 Mortgaged Property to be released; (iii) the debt service coverage ratio after giving effect to the release must be not less than the greater of
                                 (a) the debt service coverage ratio for the 12 full calendar months immediately preceding the closing date of the Pacific Shores Loan or (b)
                                 the debt service coverage ratio for the 12 full calendar months immediately preceding the release of such portion of the Pacific Shores
                                 Mortgaged Property; (iv) evidence that the "Association Lots" (as defined below) and the "Additional Lots" (as defined below) have been conveyed to
                                 Pacific Shores Center Association; and (v) the related Mezzanine Loan has been paid in full.

                                 The Additional Lots are Lots 11 and 12 and the Association Lots are Lots A,
                                 B, C, D, E, F, G, H, I, 13, 14, 15, and 16, all as set forth on Schedule IV to the related Mortgage Loan Agreement.

------------------------------------------------------------------------------------------------------------

Skyline Portfolio (3405106)      At any time after the earlier of 36 months from the closing date of the related Mortgage Loan and 24 months after the closing date of the securitization the last Securitization that includes any portion of the
                                 Skyline Portfolio Loan and in connection with a partial defeasance of the
                                 Skyline Portfolio Loan, the Skyline Portfolio Borrower may obtain the release of some or all of the portions of the Skyline Portfolio Mortgaged
                                 Property (each, an "Individual Property"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of (a) 100% of the "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or
                                 Individual Properties to be released which, when taken together with any
                                 Individual Property previously released, is less than or equal to
                                 $135,600,000; (b) 110% of the "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or Individual
                                 Properties to be released which, when taken together with any Individual
                                 Property previously released, is greater than $135,600,000 and less than or equal to $271,200,000; (c) 115% of the "Allocated Loan Amount" (as defined in the related loan agreement) related to such Individual Property or
                                 Individual Properties to be released which, when taken together with any
                                 Individual Property previously released, is greater than $271,200,000 and less than or equal to $406,800,000; or (d) 125% of the "Allocated Loan
                                 Amount" (as defined in the related loan agreement) related to such
                                 Individual Property or Individual Properties to be released which, when taken together with any Individual Property previously released, is greater than $406,800,000; (iii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; (iv)
                                 confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Skyline Portfolio
                                 Mortgage Loan; and (v) after giving effect to such release the debt service coverage ratio must be not less than the greater of (a) (1) 80% of the debt service coverage ratio for the trailing 12 months immediately preceding the release or (2) a debt service coverage ratio in an amount sufficient to obtain a rating agency confirmation or (b) the debt service coverage ratio as of the closing date of the Skyline Portfolio Loan.
------------------------------------------------------------------------------------------------------------

                                           REPRESENTATION (xxxii)
                                      Litigation Or Other Proceedings.
                                      -------------------------------



------------------------------------------------------------------------------------------------------------

631 & 645 Grant Ave. (3404950)                         Related Borrower must deposit $22,000 into a
                                                       reserve account.  The mortgagee must release these
                                                       funds upon receipt of evidence by the mortgagee
                                                       that certain litigation known as Dong Ping Lee vs.
                                                       Oakland Ying Ho Club Assoc. which is currently
                                                       pending before the California Labor Commissioner:
                                                       (1) has been dismissed with prejudice, (2) has been
                                                       otherwise resolved in a satisfactory manner or (3)
                                                       has been decided and final award or final judgment
                                                       is rendered against defendants in favor of
                                                       plaintiffs, which award or judgment has been
                                                       satisfied and/or paid in full.  The defendant in
                                                       the litigation is a sub-chapter of the related
                                                       Borrower.
------------------------------------------------------------------------------------------------------------

                                            REPRESENTATION (xli)
                                               Ground Leases.
                                               -------------


------------------------------------------------------------------------------------------------------------

Hilton Village Shopping Center (3404407)               The related fee interest in the Mortgaged Property
                                                       has not been subordinated Mortgage.
------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                      FORM OF CERTIFICATE OF AN OFFICER OF
                            THE MORTGAGE LOAN SELLER


          [contained in a separate document to be inserted at closing]

            IN WITNESS WHEREOF, I have hereunto signed my name as of this __ day of ____ 2007.


                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION


          [contained in a separate document to be inserted at closing]